                                                                 EXHIBIT 10.6.17


                           LOAN AND SECURITY AGREEMENT


         BY THIS LOAN AND SECURITY AGREEMENT entered into as of the date set forth at the end hereof, GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("Lender"), and POWHATAN ASSOCIATES, a Virginia joint venture ("Borrower"), confirm and agree as follows:

         I.       DEFINITIONS

         Unless the context clearly otherwise requires, the capitalized terms used in this Agreement shall have the meaning given to them in this Article I or elsewhere in this Agreement:

                  1.1 "Advance": an advance of the Loan made from time to time as provided in this Agreement.

                  1.2 "Agents": collectively, the Collection Agent and any Servicing Agent; "Collection Agent": the entity referred to in Supplement I, or should such entity cease to act as collection agent under the Collection Agreement, its successor as collection agent under the Collection Agreement; and "Servicing Agent": any entity other than Borrower who, at the direction or with the consent of Lender, is performing the servicing obligations required to be performed by Borrower under paragraph 5.4(a).

                  1.3 "Agreement": this "Loan and Security Agreement," as from time to time supplemented, modified, extended, renewed, replaced or restated (all references to exhibits or supplements shall be deemed to incorporate such document in this Agreement).

                  1.4 "Applicable Usury Law": the usury law applicable under the terms of paragraph 8.10 or such other usury law which is applicable if the law chosen by the parties is not.

                  1.5 "Assignments": written assignments from time to time delivered to Lender by Borrower of specific Instruments and/or Purchaser Mortgages and their proceeds.

                  1.6 "Borrowing Base": an amount equal to the lesser of:

                      (a) 90% of the then unpaid principal balance of the Eligible Instruments; or

                      (b) 90% of the present value of the contractual cash flow, discounted at the highest of (i) the applicable interest rate under the terms of the Note, (ii) a discount rate equal to Prime on the first day of the month in which the calculation is made plus 2-3/4%, or (iii) 16%.

                  1.7 "Borrowing Term": the period commencing on the date of this Agreement and ending at the close of Lender's normal business day (or, if such is not a normal business day of Lender, on the next business day of Lender) on May 1, 1992.

                  1.8 "Documents": the Note, the Guarantees, the Subordination Agreements, the Assignments, the Collection Agreement, the "Environmental Certificate" required under paragraph 4.1(b)(vii), this Agreement and the other documents and instruments executed in connection with the Loan, together with any and all renewals, extensions, amendments, restatements or replacements thereof, whether now or hereafter existing.

                  1.9 "Eligible Instrument": an Instrument which conforms to the additional standards set forth in Exhibit 1 and has been assigned to Lender under this Agreement. An Instrument that has qualified as an Eligible Instrument shall cease to be an Eligible Instrument upon the date of the occurrence of any of the following: (a) any one installment due with respect to an Eligible Instrument becomes more than 59 days past due, or (b) the Eligible Instrument otherwise fails to continue to meet the requirements of an Eligible Instrument.

                  1.10 "Event of Default": the meaning set forth in paragraph
7.1.

                  1.11 "Guarantee": a "Guarantee and Subordination Agreement" made and delivered to Lender under paragraph 4.1(b)(ii), as from time to time modified, replaced or restated.

                  1.12 "Guarantors": each and every person or entity now or hereafter guaranteeing all or any portion of the Obligations, including without limitation, the persons or other entities described in Supplement I.

                  1.13 "Instrument": a promissory note which has arisen out of the sale of a Time-Share Estate by Borrower to a Purchaser and is secured by a Purchaser Mortgage.

                  1.14 "Loan": the loan made under this Agreement.

                  1.15 "Maturity Date": the date set forth in Supplement I.

                  1.16 "Maximum Loan Amount": the amount set forth in Supplement I.

                  1.17 "Note": the "Promissory Note" to be made and delivered by Borrower to Lender under paragraph 4.1(b)(i), as from time to time modified, renewed, extended, replaced or restated.

                  1.18 "Obligations": each obligation, duty, covenant, undertaking and condition of Borrower contained in the Documents and each other obligation of Borrower now or hereafter owing to Lender.

                  1.19 "Opening Prepayment Date": the date set forth in Supplement I.

                  1.20 "Overdue Rate": the meaning given to it in the Note.


                  1.21 "Performance" or "Perform": full, timely and faithful performance and compliance or to do the same.

                  1.22 "Permitted Encumbrances": each restriction, reservation and easement of record, inchoate mechanics' liens and inchoate liens for taxes and assessments, which individually and in the aggregate do not render title to the property which they encumber unmarketable or materially lessen the value of the property.

                  1.23 "Prime": the meaning given to it in the Note.

                  1.24 "Project": the time-share resort or portion of it described in Supplement I.

                  1.25 "Purchaser": a purchaser of a Time-Share Estate from Borrower.

                  1.26 "Purchaser Mortgage": the purchase money mortgage or deed of trust given to secure an Instrument.

                  1.2.7 "Receivables Collateral" (a) the Instruments which are, now or hereafter, assigned, endorsed or delivered to Lender under this Agreement or against which an Advance has been made; (b) all purchase contracts, Purchaser Mortgages, guarantees and other documents or instruments evidencing or securing the obligations of the Purchasers and/or any other person primarily or secondarily liable on such Instruments; (c) all policies of insurance related to such Instruments or delivered in connection with them; (d) if any, all rights under escrow agreements and all impound and/or reserve accounts pertaining to the foregoing; (e) all files, books and records of Borrower pertaining to any of the foregoing; and (f) the proceeds from the foregoing.

                  1.28 "Security Interest": a perfected, direct and exclusive first security interest under the Uniform Commercial Code of the State(s) in which any such security interest needs to be perfected; provided that with respect to any portion of the Receivables Collateral not covered by the Uniform Commercial Code, it shall mean a direct and exclusive first lien on such property which has been perfected against third parties in the manner provided by law.

                  1.29 "Servicing and Collection Agreements": collectively, the Collection Agreement and any Servicing Agreement; "Collection Agreement": the "Collection Agreement" to be made among Borrower, Lender and Collection Agent under paragraph 4.1(b)(iv), as from time to time modified, replaced or restated; and "Servicing Agreement": any agreement entered into at the direction or with the consent of Lender whereby a third party undertakes in writing to perform the servicing obligations required to be performed by Borrower under paragraph 5.4(a).

                  1.30 "Subordination Agreement": a subordination made and delivered to Lender under paragraph 4.1(b)(iii), as from time to time modified, replaced or restated.

                  1.31 "Term": the duration of this Agreement commencing on its date and ending when all of the Obligations shall have been Performed.

                  1.32 "Time-Share Estate": the estate described in Supplement I, with a right to the exclusive use of a dwelling unit in the Project and a right to the non-exclusive use of the Project common areas for a one (1) week period each year.

         II.      LOAN COMMITMENT; USE OF PROCEEDS

                  2.1 Subject to the terms and conditions of this Agreement, Lender will from time to time make Advances to Borrower in amounts equal to (a) the then Borrowing Base less (b) the then unpaid principal balance of the Loan; provided, at no time shall the unpaid principal balance of the Loan exceed the Maximum Loan Amount.

                  2.2 The Loan is a revolving line of credit against which during the Borrowing Term, subject to the terms and conditions of this Agreement, Borrower shall have the right to obtain Advances, repay Advances and obtain additional Advances; however, all of the Advances shall be viewed as a single loan. Borrower shall not be entitled to obtain Advances after the expiration of the Borrowing Term unless Lender, in its sole and absolute discretion, agrees in writing with Borrower to make Advances thereafter on terms and conditions satisfactory in all respects to Lender. This Agreement and Borrower's liability for Performance of the Obligations shall continue, however, until the end of the Term.

                  2.3 Borrower will use the proceeds of the Loan only for Borrower's business purposes set forth in Supplement I.

         III.     SECURITY

                  3.1 To secure Performance of all of the Obligations, Borrower hereby grants to Lender a Security Interest in and assigns to Lender the Receivables Collateral. The Security Interest shall be absolute, continuing and applicable to all existing and future Advances and to all Obligations; and all of the Receivables Collateral shall secure Performance of the Obligations throughout the Term. Borrower will unconditionally deliver and endorse to Lender, with full recourse, all Instruments against which Advances are sought and will execute and deliver to Lender recordable absolute Assignments with respect to such Instruments. Lender is and shall be the attorney-in-fact of Borrower with respect to the collection and remittance of payments on the Receivables Collateral with full power and authority to give instructions with respect to the collection and remittance of such payments and to endorse payment items; provided, however, that unless an Event of Default has occurred and is continuing, Lender shall have no right to take any of the actions specified in paragraph 7.2(c). Borrower has its chief executive office and principal place of business at the address set forth in Supplement I and will promptly notify Lender of any change in such address. Upon Performance of the obligations, Lender will re-assign and/or endorse to Borrower, without recourse or warranty of any kind, the Receivables Collateral.

                  3.2 If a previously Eligible Instrument that is part of the Receivables Collateral ceases to qualify as, or is otherwise determined not to be, an Eligible Instrument, then within 30 days after Lender notifies Borrower of such event or Borrower otherwise obtains knowledge of such event, whichever is earlier, Borrower will either (i) pay to Lender an amount equal to the Borrowing Base of the ineligible Instrument, together with interest, costs and expenses, attributable to the ineligible Instrument, or (ii) replace such ineligible Instrument with an Eligible Instrument against which an Advance could be made in an amount not less than the Borrowing Base of the ineligible Instrument being replaced. Simultaneously with the delivery of the replacement Instrument to Lender, Borrower will deliver to Lender all of the items (except for a "Request for Advance and Certification") required to be delivered by Borrower to Lender under paragraph 4.2, together with a "Borrower's Certificate" in form and substance identical to Exhibit 2. If no Event of Default and no act or event which after notice and/or lapse of time would constitute an Event of Default has occurred and is continuing, then upon the substitution of Eligible Instruments for ineligible Instruments, Lender will reassign and/or endorse to Borrower the ineligible Instruments by execution and delivery to Borrower of a recordable assignment in the form of Exhibit 6D and endorsement of the Instrument to Borrower without recourse or warranty of any kind.

                  3.3 Borrower will deliver or cause to be delivered to Lender and thereafter throughout the Term will maintain or cause to be maintained in full force and effect according to their terms the security documents required to be delivered to Lender under this Agreement, including, without limitation, the Guarantees from each of the Guarantors and the Subordination Agreements from all persons required to subordinate to the Loan under paragraph 6.12.

                  3.4 At the time of delivery of an Assignment, Borrower will, at its expense, deliver to Lender a policy or policies of title insurance insuring Lender's interest in the Purchaser Mortgages which are the subject of the Assignment. Such policy or policies shall be in the amount of the Advances made against or, in the case of substitutions, the portion of the Loan attributable to the Instruments secured by the insured Purchaser Mortgages; and shall be issued by a title insurer and be in form and substance satisfactory to Lender in its sole discretion.

         IV.      ADVANCES

                  4.1 (a) Lender shall have no obligation to make the initial Advance unless and until the conditions set forth in the following subparagraphs and in paragraphs 9.2(c) and 9.3 have been satisfied at the expense of Borrower, as determined by Lender in its discretion, on or before the date specified in Supplement I.

                      (b) Borrower shall have delivered to Lender the following loan documents, duly executed, delivered and in form (including, when appropriate, form required for recording or filing) and substance satisfactory to Lender:

                            (i) a "Promissory Note" in form and substance identical to Exhibit 3;

                            (ii) A "Guarantee and Subordination Agreement" with respect to each Guarantor jointly and severally guaranteeing Performance of the Obligations and subordinating to the Obligations the indebtedness of Borrower owing to such Guarantor;

                            (iii) a "Subordination Agreement" with respect to each person (other than a Guarantor) required to subordinate to the Loan under paragraph 6.12;

                            (iv) a "Collection Agreement" providing for the collection of the Instruments constituting part of the Receivables Collateral;

                            (v) UCC financing statements for filing and/or recording, as appropriate, where necessary to perfect the Security Interest in the Receivables Collateral and all other security for the Performance of the Obligations which is subject to Article 9 of the Uniform Commercial Code;

                            (vi) a favorable opinion from independent legal counsel to Borrower and Guarantors in form and substance substantially identical to Exhibit 4;

                            (vii) an "Environmental Certificate" in form and substance substantially identical to Exhibit 5;

                            (viii) this Agreement; and

                            (ix) such other documents as Lender may reasonably require.

                      (c) Borrower shall have delivered to Lender in form and substance satisfactory to Lender at least ten (10) business days prior to the date of the Advance, except for the documents required by item (b)(ii) of
Exhibit 6 which must be delivered at least three (3) business days prior to the date of the Advance:

                            (i) if Borrower is a corporation or a partnership, evidence that Borrower is duly organized, validly existing and in good standing under the laws of the State in which it has been organized and is duly qualified to do business and in good standing in each jurisdiction in which it is required under paragraph 6.1 to be so;

                            (ii) if Borrower is a corporation or a partnership, a copy of the resolutions of Borrower, certified to be true and complete by the corporate secretary of Borrower and at least one other officer of Borrower or all the partners of Borrower, as the case may be, authorizing the execution, delivery and Performance of the Documents and evidencing the authority of all persons signing the Documents on behalf of Borrower to do so; and, if Borrower is a partnership, a copy of the partnership agreement and, as the case may be, a copy of the recorded certificate of fictitious name or certificate of limited partnership;

                            (iii) a condominium map of the Project or other surveys and certifications by surveyors or engineers acceptable to Lender, showing dimensions of the Project, access thereto, street lines, easements and other details, together with other evidence satisfactory to Lender that the Project complies with all applicable laws, rules and regulations and public and private restrictions affecting the use of the Project;

                            (iv) a copy of the registrations/consents to sell and the final subdivision public reports/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in the State in which the Project is located and/or other jurisdictions where Time-Share Estates have been offered for sale or sold;

                            (v) if the Project has not been registered under such act and Lender requests such an opinion, a copy of an advisory opinion issued by the federal Office of Interstate

         Land Sales Registration that the Project does not fall within the purview of the Interstate Land Sales Full Disclosure Act;

                            (vi) a copy of the purchase contract, deed, note, mortgage/deed of trust and other documents and exhibits, including, without limitation, the exchange network affiliation contract, the Project governing documents, the Project management agreement and advertising materials, which have been or are being used by Borrower in connection with the Project or the promotion or sale of Time-Share Estates;

                            (vii) the insurance policies required under paragraph 6.9 and evidence of fidelity insurance coverage for all persons handling assessment payments made to the Powhatan Plantation Owners Association ("Association");

                            (viii) evidence that the Project is not located within a "special flood hazard" area as such term is used in the National Flood Insurance Act of 1968, as amended and supplemented by the Flood Disaster Protection Act of 1973, and in regulations, interpretations and rulings thereunder;

                            (ix) evidence that the Project conforms to all existing environmental laws, rules and regulations, if any, including, without limitation, if requested by Lender, a Phase I Environmental Assessment completed in accordance with Lender's requirements;

                            (x) the items described in Exhibit 6; and

                            (xi) such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance and the satisfaction of its conditions precedent.

                      (d) No material adverse change shall have occurred in the Project or in Borrower's business or financial condition since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower.

                      (e) There shall have been no change in the warranties and representations made by Borrower in the Documents.

                      (f) Neither an Event of Default nor an act or event which after notice and/or lapse of time would constitute an Event of Default shall have occurred and be continuing.

                      (g) The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum amount permitted by the Applicable Usury Law.

                      (h) Borrower shall have paid to Lender all fees for the Loan required to be paid on or before the time of the Advance.

                      (i) If required by Lender, Lender shall have received a favorable opinion from Lender's special counsel as to the matters set forth in paragraphs 6.1(b) (as to the second sentence), 6.3(b) (to counsel's knowledge after due inquiry) , 6.4(a) (assuming proper completion and due execution and delivery) , and 6.4(e) (as to membership in and authority of the Association), and to such other matters as Lender shall reasonably require.

                  4.2 Lender shall have no obligation to make any Advance after the initial Advance until the conditions specified in (a) paragraphs 4.1(c)(x)-(xi) and (b) paragraphs 4.1(d)-(h) have been satisfied as determined by Lender in its discretion.

                  4.3 Advances shall not be made more frequently or in amounts less than that provided in Supplement I.

                  4.4 Advances shall be requested in writing by Borrower or, if Borrower is a corporation or partnership, by those officers or general partners, as the case may be, or agents of Borrower named in authorizing resolutions of Borrower from time to time delivered to Lender and which are in form and substance satisfactory to Lender.

                  4.5 Advances shall be disbursed to Borrower by wire transfer to Borrower in accordance with the instructions set forth in Supplement I or such other instructions as Borrower may give by notice to Lender; or at the option of Lender, to Borrower or others according to Borrower's written instructions given by notice to Lender.

                  4.6 Although Lender shall have no obligation to make an Advance unless and until all of the conditions precedent have been satisfied, Lender may, at its sole discretion, make Advances prior to that time without waiving or releasing any of the Obligations, but Borrower shall continue to be required to strictly Perform all such Obligations.

         V. NOTE; MAINTENANCE OF BORROWING BASE; PAYMENTS; SERVICING AND COLLECTION

                  5.1 The Loan shall be evidenced by the Note and shall be repaid according to its terms and such provisions of this Agreement as are applicable. Payments of the Loan and Note shall be made in immediately available funds.

                  5.2 Subject to Borrower's rights under paragraph 3.2 to provide replacement Eligible Instruments, if for any reason the aggregate principal amount of the Loan outstanding at any time shall exceed the then Borrowing Base, Borrower, without notice or demand, will immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

                  5.3 Except as provided in this paragraph, Borrower will not be entitled to prepay the Loan, in whole or in part, until the Opening Prepayment Date. Borrower may prepay the Loan in full, but not in part, at any time prior to the Opening Prepayment Date if (a) Lender fails to approve a written request by Borrower to extend the Borrowing Term or to increase the Maximum Loan Amount,
(b) such prepayment is required in good faith by another institutional lender providing additional financing to Borrower, and (c) at the time of the prepayment Borrower pays to Lender a prepayment premium equal to 4% of the then unpaid principal balance of the Loan. Thereafter, if (a) neither an Event of Default nor an act or event that, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, (b) Borrower has paid all sums due and payable to Lender in connection with the Loan, and (c) Borrower has given Lender at least 30 days prior written notice of the prepayment and paid to Lender at the time of prepayment a prepayment premium equal to a percentage, determined as set forth in Schedule A, of the then principal balance of the Loan, then Borrower shall have the option to prepay the Loan in full, but not in part. If there should occur a casualty to or condemnation of the Project or an acceleration of maturity following an Event of Default and such occurrence results in prepayment of the Loan or if prepayments result from other than voluntary, unsolicited prepayment (including payments received through collection) of the Receivables Collateral, a prepayment premium will be required in the amount specified in Schedule A of the then principal balance of the Loan being prepaid.

                  5.4 (a) Collection Agent, as agent for Lender, shall collect payments on the Instruments constituting part of the Receivables Collateral and remit them to Lender on the last day of each month according to the terms of the Collection Agreement; and Borrower will immediately forward all such payments received by it to Collection Agent for the account of Lender. The Obligation to make, or any requirement that Lender receive, payments called for in the Documents will not be deemed satisfied until Lender actually receives such payments from Collection Agent. For the purpose of determining the adequacy of such payments, Borrower will furnish or will cause any Servicing Agent to furnish to Lender at Borrower's sole cost and expense, no later than the 10th day of each month commencing with the first full calendar month following the date of the initial Advance, a report, substantially in the format of Exhibit 7, showing through the last day of the preceding month, as to the Instruments which constitute part of the Receivables Collateral, opening and closing balances on each, all payments received on each Instrument which constitutes part of the Receivables Collateral, allocated as between principal, interest, late charges, taxes, or the like, present value calculations, average consumer interest rate and an itemization of delinquent accounts, extensions, refinances, prepayments, and other similar adjustments. On the basis of such reports, Lender will compute the amount, if any, which is due and payable by Borrower and will notify Borrower in writing as soon as possible of any amount due. If such reports are not timely received, Lender may estimate the amount which was due and payable; and, in such event, Borrower will pay upon demand the amount estimated by Lender to be due and payable. If payment is made on the basis of Lender's estimate and thereafter the required reports are received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within 5 business days after receipt of written request therefor by Borrower. At the end of each calendar quarter, Borrower will deliver to Lender a current list of the names, addresses and phone numbers of the obligors on each of the Instruments constituting part of the Receivables Collateral. Borrower shall also promptly deliver to Lender such other reports with respect to Instruments constituting part of the Receivables Collateral as Lender may from time to time request.

                      (b) If Borrower defaults in its obligations under paragraph 5.4(a), Lender may appoint a Servicing Agent to perform such obligations at the expense of Borrower. Lender, subject to any restriction thereon contained in the Collection Agreement and any Servicing Agreement, may at any time and from time to time in its discretion appoint a successor or successors to any Agent acting under the Collection Agreement and any Servicing Agreement if such Agent is not in Performance of its obligations thereunder.

                      (c) Borrower will, at its expense, make available to Lender all services necessary for an orderly takeover at the time of Lender's appointment of a Servicing Agent, including without limitation, providing all of Lender's papers, records and files in the format maintained by Borrower, all supplies and other properties of Lender, and all media on which data supplied by Lender is stored for processing. without limiting the generality of any other provision of this Agreement, Borrower acknowledges that any failure or delay on its part in the delivery of such items to Lender is and will be deemed to cause irreparable injury to Lender, not adequately compensable in damages, and for which Lender has no adequate remedy at law; and Borrower accordingly agrees that Lender may, in such event, seek and obtain specific performance or other injunctive relief in any court of competent jurisdiction.

                  5.5 Subject to Lender's rights under Article VII, all proceeds from the Receivables Collateral (except payments which are identified by Purchasers as tax and insurance impounds or maintenance and other assessment payments and are required to be so treated by Borrower) during the Term shall be applied first to the payment of all costs, fees and expenses required by the Documents to be paid by Borrower, second to accrued and unpaid interest due on the Note, third to the unpaid principal balance of the Note, and then to the other Obligations in such order and manner as Lender may determine. Unless and until all the Obligations have been

Performed, Borrower shall have no right to any portion of the proceeds of the Receivables Collateral.

                  5.6 Whether or not the proceeds from the Receivables Collateral shall be sufficient for that purpose, Borrower will pay when due all payments required to be made under the Note or the other Documents; and any and all amounts payable by Borrower under the Note or the other Documents shall be paid without notice (except as otherwise expressly provided therein), demand, counterclaim, set-off, deduction, recoupment or defense, and without abatement, suspension, deferment, diminution or pro-ration by reason of any circumstance or occurrence whatsoever, Borrower's Obligation to make such payments being absolute and unconditional.

         VI.      BORROWER'S ADDITIONAL REPRESENTATIONS, WARRANTIES AND
                  COVENANTS

                  6.1 (a) Borrower is, and will be, duly organized, validly existing and in good standing as an entity of the kind specified in Supplement I under the laws of the State specified in Supplement I. Borrower also is, and will be, qualified to do business and in good standing in each jurisdiction in which it is selling Time-Share Estates or where the location or nature of its properties used or its business makes such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations). Borrower has, and will have, powers adequate for making and Performing under the Documents, for undertaking and Performing the Obligations, and for carrying on its business and owning its property.

                      (b) Borrower has good right and power to grant the Security Interest in the Receivables Collateral, to execute and deliver the Documents and to perform the Obligations. All action necessary and required by Borrower's governance documents and all applicable laws for the obtaining of the Loan and the execution and delivery of the Documents has been duly and effectively taken; and the Documents are and shall be, legal, valid, binding and enforceable against Borrower in accordance with their respective terms, and do not violate the usury laws of the State specified in Supplement I. The execution, delivery and Performance of the provisions of the Documents will not violate, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Borrower under the terms or provisions of any law, regulation, judgment, decree, order, franchise or permit applicable to Borrower, its governance documents, or any contract or other agreement or instrument to which Borrower is a party or by which Borrower or its properties or assets are bound. No consent of any government or agency thereof, or any other person, firm or entity not a party to this Agreement is or will be required as a condition to the execution, delivery, Performance or enforceability of the Documents.

                  6.2 (a) There is no action, litigation or other proceeding pending or, to Borrower's knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against or affecting Borrower or the Project, which, if adversely determined, might adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations, or materially adversely affect the Project, the business or financial condition of Borrower, or the ability of Borrower to complete Performance of the Obligations; or which questions the validity of the Documents.

                      (b) If Borrower becomes a party to any action, litigation or other proceeding which asserts a material claim against Borrower, or Borrower becomes the subject of an investigation by a governmental agency or administrative body with respect to the Project, then Borrower will within 10 days after it obtains knowledge thereof notify Lender of such action, litigation, proceeding or investigation and its particulars. Thereafter, if requested by Lender, Borrower will report to Lender on the status of such matter and its particulars.

                  6.3 (a) Except as set forth in Supplement I, Borrower has sold or offered for sale Time-Share Estates only in the State in which the Project is located and all sales have been made at the Project. Before it sells or offers for sale Time-Share Estates in jurisdictions other than the State in which the Project is located and those other jurisdictions which are listed in Supplement
I. Borrower will promptly notify Lender and provide it with evidence that it has complied with all laws of such jurisdiction governing the proposed conduct of Borrower.

                      (b) Except for violations which do not individually or in the aggregate affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or do not materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations, Borrower has complied, and will comply, with all laws and regulations of the United States and the State, County and, if any, municipal jurisdiction, in which the Project is located and each State or other jurisdiction in which Time-Share Estates have been sold or offered for sale.

                      (c) Without limiting the generality of any other representation or warranty in this Agreement, use and occupancy of the Project as a Time-Share Estate resort will not violate any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the

Project. Borrower will not, without Lender's prior written consent, seek, consent to or otherwise acquiesce in any change in any private restrictive covenant, zoning law or other public or private restriction, which change would limit the use of the Project or reduce its fair market value.

                  6.4 (a) Each Instrument at the time it is assigned to Lender under this Agreement shall be an Eligible Instrument. Borrower has Performed all of its obligations to Purchasers, and there are no executory obligations to Purchasers to be Performed by Borrower other than the completion and furnishing of certain dwelling units in the Project. Borrower further warrants and guarantees the value of each Instrument is at least equal to the value assigned in making the Borrowing Base computations and the enforceability of the Receivables Collateral.

                      (b) Borrower, without the prior written consent of Lender, will not cancel or materially modify, or consent to or acquiesce in any material modification to, or solicit the prepayment of any Instrument constituting part of the Receivables Collateral; or waive the timely performance of the obligations of the Purchaser under any such Instrument. Borrower will not pay or advance directly or indirectly for the account of any Purchaser any sum owing by the Purchaser under any of the Instruments constituting part of the Receivables Collateral.

                      (c) Borrower at all times will fulfill and will cause its affiliates, agents and independent contractors at all times to fulfill all obligations of any nature whatsoever to Purchasers under all Instruments constituting part of the Receivables Collateral.

                      (d) True and complete copies of the Project governing documents, the purchase contract, deed, advertising materials and other documents and exhibits thereto which have been and are being used by Borrower in connection with the Project and the sale or offering for sale of Time-Share Estates have been delivered to Lender. Such documents are the only ones which have been used in connection with the Project and the sale of Time-Share Estates. Borrower, without the prior written consent of Lender, will not cancel or materially modify any such documents. Borrower will perform all of its obligations under the Project governing documents.

                      (e) Upon and after closing of the Time-Share Estate purchased, each Purchaser will automatically be a member of the Association and will be entitled to vote on the affairs thereof. The Association will at all times be governed by a board of directors. Until the time ("Developer Control Termination Date") Borrower conveys fee simple title to the Project, excluding the units, Borrower shall be responsible for all costs ("Project Operations Costs") associated with the control, management and operations of the Project, except "time-share estate occupancy expenses" which are all costs and expenses incurred in the interior use and occupancy of completed Time-Share Estate units, including, but not limited to maintenance and housekeeping charges, repairs, refurbishing costs, insurance premiums, properly allocated labor and overhead costs, utility charges and deposits and the cost of periodic repair and replacement to wall and window treatments, and furnishings, including furniture and appliances. The Association board has the authority to fix and levy pro rata upon each Purchaser annual assessments to meet time-share estate occupancy expenses. From and after the Developer Control Termination Date, the Association board will have the authority to fix and levy pro rata upon each Purchaser annual assessments to cover all costs associated with the control, management and operations of the Project; provided, however, that from and after such date, Borrower shall at its expense complete all of the amenities and facilities comprising the Project and shall use its best efforts to cause the Association board to pay the Project Operations Costs. The obligations of Borrower under this Paragraph are in addition to and not in limitation of its other Obligations under the Documents, including, without limitation, its Obligations under Paragraphs 6.3(b), 6.4 (c) and 6.4 (f).

                      (f) Except as otherwise permitted by the Project governing documents, the Association or the owners of Time-Share Estates in common will at all times own the furnishings in the Project dwelling units and all the common areas in the Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; and no part of the Project is subject to partition by the owners of Time-Share Interests except as permitted by Virginia Code Section 55-373(c). Borrower will maintain or cause to be maintained in good condition and repair all common areas in the Project and other amenities which have been promised or represented as being available to Purchasers and which are not the responsibility of the Association to maintain and repair. Borrower will maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence.

                      (g) No proceedings or negotiations have been commenced or are pending with respect to the condemnation or acquisition by eminent domain (or deed of agreement in lieu thereof) of the Project, or any part thereof; and there has been no loss or damage to any dwelling unit or common areas in the Project by reason of fire or any other casualty which has not been repaired.

                      (h) Borrower will maintain or cause to be maintained in full force and effect an affiliation contract with a reputable exchange network which covers the Project and is consistent with representations made to Purchasers concerning exchange privileges.

                  6.5 LENDER DOES NOT ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN, AS SECURITY FOR INDEBTEDNESS OWED TO IT, A COLLATERAL ASSIGNMENT FROM BORROWER OF INSTRUMENTS. EXCEPT AS REQUIRED BY LAW, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE PROJECT, THE SALE OF TIME-SHARE ESTATES OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

                  6.6 Borrower will undertake the collection of amounts delinquent under each Instrument constituting part of the Receivables Collateral, bear the entire expense of such collection work, and diligently and timely do such work respecting collection, including forfeiture or foreclosure proceedings. Lender shall have no obligation to undertake any collection, eviction or foreclosure action against the obligor under any Instrument or otherwise realize upon any Instrument.

                  6.7 Borrower will maintain a secure place in its offices at the address specified in Supplement I proper and accurate books, records, ledgers, correspondence and other papers relating to the Receivables Collateral.

                  6.8 Borrower, without the prior written consent of Lender, will not: (a) sell, convey, pledge, hypothecate, encumber or otherwise transfer
(i) any security for the Performance of the Obligations; or (b) permit or suffer to exist any liens, security interests or other encumbrances on any security for the Performance of the Obligations, except for the Permitted Encumbrances and liens and security interests expressly granted to Lender.

                  6.9 (a) Borrower will obtain and deliver to Lender before the making of the first Advance, and maintain throughout the Term, such insurance, written by such insurers and in such forms and amounts, as Lender may reasonably require.

                      (b) Borrower will use its best efforts to cause fidelity insurance coverage to be maintained with respect to all persons handling monies belonging to the Association.

                      (c) Borrower will maintain such other insurance with respect to its business and properties as is normally maintained by prudent persons engaged in similar businesses or owning similar properties similarly situated.

                  6.10 (a) The Documents, certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated by this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained in them not misleading. There is no fact known to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the Receivables Collateral or any other security for the Performance of the Obligations or the business or financial condition of Borrower or the Project which has not been set forth in the Documents, certificates, financial statements or written materials furnished to Lender in connection with the transactions contemplated by this Agreement.

                      (b) The fact that Lender's representatives may have made certain examinations and inspections of or received certain information pertaining to the Receivables Collateral or the Project and its proposed operation does not in any way affect or reduce the full scope and protection of the warranties, representations and obligations contained in this Agreement, which have induced Lender to enter into this Agreement.

                  6.11 (a) Borrower will maintain a standard, modern system of accounting and will keep and maintain all books and records in accordance with generally accepted accounting principles on a consistent basis.

                       (b) Borrower will timely furnish or cause to be furnished to Lender the reports required by paragraph 5.4(a). If required by Lender, Borrower will furnish to Lender on or before the 10th day of each month a sales report for the prior month showing such information as Lender shall reasonably request.

                      (c) Borrower will furnish or cause to be furnished to Lender, as soon as available, and in any event within the time period specified in Schedule B, the financial statements of Borrower and other persons and entities identified on Schedule B.

                      (d) Borrower will use its best efforts to deliver to Lender from time to time, as available, and promptly upon amendment or change in effective date, current Time-Share Estate price lists, sales literature, registrations/consents to sell, final subdivision plats, public reports/public offering statements/prospectuses, and other items requested by Lender which relate to the Project.

                      (e) So long as the same shall be pertinent to the Loan, the Project, the Documents or any transactions contemplated by them, Borrower will at its expense (i) permit Lender and its representatives at all reasonable times to inspect, audit and copy, as appropriate, the Project, Borrower's facilities, activities, books of account, logs and records, (ii) cause its employees, agents and accountants to give their full cooperation and assistance in connection with any such visits of inspection or financial conferences and
(iii) make available such further information concerning its business and affairs as Lender may from time to time reasonably request.

                      (f) Borrower will use its best efforts to cause to be made available to Lender for inspection, auditing and copying, upon Lender's request, the books of account, logs and records of the Association. Borrower will promptly notify Lender if, to its knowledge, the Association is insolvent.

                  6.12 Borrower will cause any and all indebtedness owing by it to its shareholders, directors, officers or partners or the relatives and affiliates of Borrower or the foregoing to be subordinated in all aspects to the Obligations; provided, however, that such subordination shall not extend to reasonable salaries and fees which are for services actually rendered and are paid while no Event of Default exists.

                  6.13 Borrower will not, without Lender's prior written consent: (a) sell, lease, transfer or dispose of all or substantially all of its assets to another entity; or (b) if a corporation or partnership, consolidate with or merge into another entity, permit any other entity to merge into it or consolidate with it, or permit or suffer to exist any transfer of the ownership of, or power to control, Borrower or any entity directly or indirectly controlling Borrower.

                  6.14 Borrower is not in default of any payment on account of indebtedness for borrowed money or of any repurchase obligations in connection with a receivables purchase financing, or in violation of or in default under any material term in any agreement, instrument or order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

                  6.15 Borrower has filed all tax returns and paid all taxes, assessments, levies and penalties, if any, in respect thereof required to be filed by it or paid by it to any governmental or quasi-governmental authority or subdivision. All real estate taxes and assessments have been paid which are due and owing in connection with the Project and the amenities which have been promised or represented as being available to Purchasers for use by them. Borrower will use its best efforts to provide to Lender not more than 30 days after such taxes and assessments would become delinquent if not paid evidence that all taxes and assessments on the dwelling units and common areas in the Project have been paid in full.

                  6.16 Borrower will pay to Lender non-refundable loan fees in the amounts and at the times provided in Supplement I. Borrower will pay on demand any and all reasonable out-of-pocket costs and expenses incurred or to be incurred by Lender in connection with the initiation, documentation and closing of the Loan, the making of Advances, the protection of the security for the Performance of the Obligations, or the enforcement of the Obligations against Borrower, including, without limitation, travel costs, attorneys' fees (not to exceed the $10,000 documentation fee for the initial documentation), filing and recording fees, charges for credit reports obtained by Lender prior to closing of the Loan, charges for credit reports obtained by Lender with respect to Purchasers and reasonably deemed necessary by Lender, revenue and documentary stamp and intangible taxes, and fees and expenses of Agent(s) to perform the services contemplated by this Agreement and under the Servicing and Collection Agreement(s).

                  6.17 Borrower will INDEMNIFY, SAVE AND HOLD HARMLESS, and defend Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, for, from and against any and all losses, costs, expenses (including, without limitation, court costs and reasonable attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with (a) the Project, the security for the Performance of the Obligations, Lender's status by virtue of the Assignments, creation of Security Interests, the terms of the Documents or the transactions related to them, or any act or omission of Borrower or any Agent, or the employees or agents of any of them, whether actual or alleged, and (b) any and all brokers' commissions or finders' fees or other costs of similar type, or claims by any broker, agent or other party in connection with this transaction. On written request by an indemnitee, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party, provided that such action or proceeding shall result from, or grow or arise out of any of the events set forth in this paragraph.

                  6.18 Borrower will not directly or indirectly invest all or any part of the proceeds of the Loan in any investment security subject to the margin requirements of Federal Reserve Regulation G.

                   6.19 Borrower will execute or cause to be executed all documents and do or cause to be done all acts necessary for Lender to perfect and to continue the perfection of the Security Interest of Lender in the Receivables Collateral or the other security for the Performance of the Obligations or otherwise to effect the intent and purposes of the Documents. Borrower will prosecute or defend any action involving the priority, validity or enforceability of the Security Interest granted to Lender; provided, that, at Lender's option, Lender may do so at Borrower's expense.

                  6.20 Borrower is fully familiar with all of the terms and conditions of the Documents and is not in default under them. No act or event has occurred which after notice and/or lapse of time would constitute such a default or an Event of Default.

                  6.21, The representations, warranties and covenants contained in this Article VI are in addition to, and not in derogation of, the representations and warranties elsewhere contained in the Documents.

                  6.22 The representations and warranties contained in this Agreement are continuing and shall be deemed to be made and reaffirmed prior to the making of each Advance.

         VII.     DEFAULT

                  7.1 The occurrence of any of the following events or conditions shall constitute an Event of Default under the Documents:

                      (a) Lender fails to receive from Borrower when due and payable (i) any amount that Borrower is obliged to pay on the Note or (ii) any other payment due under the Documents; and such failure shall continue for 5 business days after written notice to Borrower, except for the payment of the final payment due at the Maturity Date for which no grace period is allowed;

                      (b) any representation or warranty of Borrower contained in the Documents or in any certificate furnished under the Documents proves to be, in any material respect, false or misleading as of the date deemed made;

                      (c) there is a default in the Performance of the Obligations set forth in paragraph 3.2, 6.8(a), 6.9(a), 6.12 or 6.13;

                      (d) there is a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Documents (other than a default or violation referred to elsewhere in this paragraph 7.1) and such default or violation continues unremedied (i) for a period of 5 business days after written notice to Borrower in the case of a default under or violation of paragraph 6.8(b) or any other default or violation which can be cured by the payment of money alone or (ii) for a period of 30 business days after notice to Borrower in the case of any other default or violation;

                      (e) an "Event of Default", as defined elsewhere in the Documents, occurs, or an act or event occurs under any of the Documents, whether or not denominated as an "Event of Default", which expressly entitles Lender to accelerate any of the Obligations and/or exercise its other remedies available upon the occurrence of an Event of Default under this Loan Agreement;

                      (f) any material default by Borrower under any other agreement evidencing, guaranteeing, or securing borrowed money or a receivables purchase financing has occurred permitting the acceleration of such indebtedness or repurchase obligations, which accelerated repayment or repurchase obligations are in excess of $100,000.00 in the aggregate;

                      (g) any final, non-appealable judgment or decree for money damages or for a fine or penalty is entered or made against Borrower which is not paid and discharged or stayed within 30 days thereafter and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or stayed for such period is in excess of $100,000.00;

                      (h) any party holding any security for the Performance of the Obligations or a lien (other than a lien created by a Purchaser solely with respect to its Time-Share Estate) on any part of the Project commences foreclosure or similar sale thereof;

                      (i) (i) Borrower becomes insolvent or unable to pay its debts when due; generally fails to pay its debts when due; files a petition in any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect relating to such entity; applies for or consents to the appointment of a receiver, trustee or other custodian for the bankruptcy, reorganization, winding-up or liquidation of such entity; makes an assignment for the benefit of creditors; or admits in writing that it is unable to pay its debts; (ii) any court order or judgment is entered confirming the bankruptcy or insolvency of Borrower or approving any reorganization, winding-up or liquidation of such entity or a substantial portion of its assets;
(iii) there is instituted against Borrower any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect and the same is not dismissed within 60 days after its institution; or
(iv) a receiver, trustee or other custodian is appointed for any part of the Receivables Collateral or the Project or all or a substantial portion of the assets of Borrower;

                      (j) the Project, or any material part thereof, becomes damaged, condemned or taken and is not promptly repaired or restored;

                      (k) Performance by Borrower of any material obligation under any Document is rendered unenforceable in any material respect;

                      (1) there occurs a material adverse change in the Project or in the business or financial condition of Borrower or in the Receivables Collateral or any other security for the Performance of the Obligations, which change is not enumerated in this paragraph 7.1 and as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or its security therefor imperiled; or

                      (m) any of the events enumerated in paragraphs 7.1(f),
(g), (i), (k) or (1) occurs with respect to any Guarantor.

                  7.2 At any time after an Event of Default has occurred and while it is continuing, Lender may, at its option, but without obligation, do any one or more of the following:

                      (a) cease to make further Advances;

                      (b) declare the Note, together with prepayment premiums and all other sums owing by Borrower to Lender in connection with the Documents, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

                      (c) with respect to the Receivables Collateral, (i) institute collection actions against Purchasers and other persons obligated,
(ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release persons liable for the payment and performance or the securities for such payment and performance, and
(iv) settle and compromise disputes with respect to payments and performances claimed due, all without notice to Borrower, without being called to account by Borrower and without relieving Borrower from Performance of the Obligations; and

                      (d) proceed to protect and enforce its rights and remedies under the Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute.

The rights and powers granted under this paragraph are not intended to limit the rights and powers granted elsewhere in this Agreement.

                      7.3 Notwithstanding anything in the Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Receivables Collateral may be applied to payment of the Obligations in the manner provided in paragraph 7.5.

                      7.4 (a) Following an Event of Default, Lender may sell, assign and deliver the Receivables Collateral, or any part thereof, at public or private sale, conducted in a commercially reasonable manner by any officer, or agent of, or auctioneer or attorney for, Lender at Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as Lender shall reasonably determine, and Lender may be the purchaser of any or all of the Receivables Collateral. Lender may, in its reasonable discretion, at any such sale, restrict the prospective bidders or purchasers as to number, nature of business and investment intention, and, without limitation, may require that the persons making such purchases represent and agree to the satisfaction of Lender that they are purchasing the Receivables Collateral for their account, for investment, and not for distribution or resale. Lender shall have no obligation to delay sale of any Receivables Collateral for the period of time necessary to permit such Receivables Collateral to be registered for public sale under the Securities Act of 1933, as amended, and any applicable state securities laws. Private sales made without registration shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

                      (b) Without prejudice to the right of Lender to make such sale within such shorter period as may be reasonable under the circumstances, foreclosure sale of all or any part of the Receivables Collateral shall be deemed held pursuant to reasonable notice if held 45 days after notice that an Event of Default has occurred.

                      (c) At any sale following an Event of Default, the Receivables Collateral may be sold as an entirety or in partial interests. Lender shall not be obligated to make any sale under any notice previously given. In case of any sale of all or any part of the Receivables Collateral on credit or for future delivery, the Receivables Collateral may be retained by Lender until the selling price is paid by the purchaser, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Receivables Collateral, and in case of any such failure, such Receivables Collateral may again be sold in compliance with the provisions of this paragraph 7.4.

                      (d) In connection with sales made following an Event of Default, Lender may, in the name and stead of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Receivables Collateral sold under this Agreement; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose. Nevertheless, Borrower will, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of Lender, be advisable for that purpose.

                      (e) The receipt by Lender of the purchase money paid at any sale made following an Event of Default shall be a sufficient discharge therefor to any purchaser of the Receivables Collateral or any portion of it, and no such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part of it or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

                      (f) Each purchaser at any sale following an Event of Default shall hold the Receivables Collateral absolutely free from every claim or right of Borrower, including, without limitation, any equity or right of redemption of Borrower, which Borrower hereby specifically waives to the extent Borrower may lawfully do so. Lender, its employees and agents shall after such sale be fully discharged from any liability or responsibility in any matter relating to the Receivables Collateral and such other security that is sold and resulting from any action or inaction on the part of such purchaser or any successor-in-interest of such purchaser.

                  7.5 The proceeds of any sale of all or any part of the Receivables Collateral shall be applied in the following order or priorities: first, to the payment of all costs and expenses of such sale, including, without limitation, reasonable compensation to Lender and its agents, reasonable attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed under the Documents; second, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; and third, to the payment to Borrower, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  7.6 Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities agreed to be paid or performed by Borrower or any other person in any of the Documents if Borrower or such person fails to do so; and for such purposes Lender may use the proceeds of the Receivables Collateral and is hereby appointed Borrower's attorney-in-fact. All amounts expended by Lender in so doing or in exercising its remedies under the Documents following an Event of Default shall become part of the Obligations, shall be immediately due and payable by Borrower to Lender upon demand therefor, shall bear interest at the Overdue Rate from the dates of such expenditures until paid, and shall be secured by the security for the Performance of the Obligations. Exercise by Lender of its option under this paragraph will not cure any default of Borrower.

                  7.7 No remedy in any Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under any Document or now or hereafter existing at law or in equity. Notwithstanding anything herein to the contrary, in any non-judicial, public or private sale or sales under the Uniform Commercial Code or in any judicial foreclosure and sale of the Receivables Collateral, the Receivables Collateral may be sold in any manner whatsoever not prohibited by law so long as such sale is commercially reasonable. No delay or omission to exercise any right or power shall be construed to be a waiver of any default or acquiescence therein or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient. Lender's acceptance of any performance due under any Document which does not comply strictly with this Agreement shall not be deemed to be a waiver of any right of Lender to strict Performance by Borrower. Acceptance of past due amounts or partial payments shall not constitute a waiver of full and timely payment of the Obligations. No Event of Default, declaration of the unpaid principal of the Loan to be immediately due and payable or exercise of any other right or remedy upon default shall stay, waive, or otherwise affect Lender's right to receive payments on and other proceeds of the Receivables Collateral.

                  7.8 Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Receivables Collateral or any other security for the Performance of the obligations, or any part thereof, marshalled on any foreclosure, sale or other enforcement hereof.

                  7.9 While an Event of Default exists, Borrower will, on the request of Lender, assemble the Receivables Collateral not already in Lender's possession and make it available to Lender at a time and place reasonably convenient to Lender.

         VIII.    CONSTRUCTION AND GENERAL TERMS

                  8.1 All moneys payable under the Documents shall be paid to Lender at its address set forth on the signature page, unless otherwise designated in the Documents or by Lender by notice.

                  8.2 The Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Loan. No modification, variation, termination, discharge or abandonment of the Documents and no waiver of any of their provisions or conditions shall be valid unless in writing and signed by duly authorized representatives of Lender and Borrower. The Documents supersede any and all prior representations, warranties and/or inducements, written or oral, made by Lender concerning this transaction, including any commitment for financing, which are null and void and of no force or effect whatsoever.

                  8.3 The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable and are granted as cumulative to the remedies provided by law for enforcement of the Obligations.

                  8 . 4 This Agreement may be executed simultaneously in any number of identical copies each of which shall constitute an original for all purposes.

                  8.5 Except as otherwise expressly provided in a Document, any notice required or permitted to be given in the Documents to which Lender and Borrower are parties shall be in writing and shall be (a) personally delivered to the party being notified if an individual or to an officer or general partner if a corporation or partnership, (b) sent by overnight express carrier, or (c) sent by telecopy, to Lender or Borrower at its address and/or telecopy number as set forth on the signature page of this Agreement, or at such other address or telecopy number as either party may designate for such purpose in a notice given to the other party. Such notice shall be deemed received upon the earliest of the following to occur: (a) upon personal delivery; (b) on the next Business Day following the day sent, if sent by overnight express courier; and (c) on the day sent, or if such day is not a Business Day then on the next Business Day after the day sent, if sent by telecopy. As used in this paragraph the term "Business Day" means any day other than a Saturday, Sunday or a day on which banks in Phoenix, Arizona are required to close.

                  8.6 All the covenants, promises, stipulations and agreements of Borrower and all the rights and remedies of the Lender contained in this Agreement shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment herein contained, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights herein in whole or in part. Except as may be expressly provided in this Agreement, no person or other entity shall be deemed a third-party beneficiary of this Agreement.

                  8.7 Subject to the provisions of Article VII of this Agreement, if any one or more of the provisions contained in the Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  8.8 Time is of the essence in the Performance of the Obligations.

                  8.9 All headings are inserted for convenience only and shall not affect any construction or interpretation of the Documents. The provisions of the Documents shall apply to the parties according to the context and without regard to the number or gender of words and expressions used. Unless otherwise indicated, all references in a Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Documents. Reference to a numbered or lettered subdivision of an Article, or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision.

                  8.10 This Agreement has been delivered in the State of Arizona. Except as otherwise expressly provided in a Document, the provisions of the Documents and all rights and obligations of the parties shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia and to the extent they preempt such laws, the laws of the United States; provided that if any covenant, agreement or waiver on the part of Borrower or right or remedy of Lender shall be invalid or unenforceable under such laws but would be valid and enforceable under the internal laws of the State set forth in Supplement I, then the internal laws of such State shall apply. Borrower (a) hereby irrevocably submits itself to the process, jurisdiction and venue of the courts of the State of Arizona, Maricopa County, and to the process, jurisdiction, and venue of the United States District Court for Arizona, for the purposes of suit, action or other proceedings arising out of or relating to any of the Documents or their subject matter brought by Lender and (b) without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Borrower is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                  8.11 It is the intent of the parties to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in the Documents in no event shall the Documents require the payment or permit the collection of interest in excess of the maximum amount permitted by the Applicable Usury Law. If (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the Obligations or (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the principal or interest of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Obligations would exceed the maximum amount permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for payment will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at Lender's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount permitted by the Applicable Usury Law. Without limiting the generality of the foregoing, to the extent permitted by the Applicable Usury Law: (x) all calculations of the rate of interest which are made for the purpose of determining whether such rate would exceed the maximum amount permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Obligations, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with the Obligations; and (y) in the event that the effective rate of interest on the Obligations should at any time exceed the maximum amount permitted by the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Lender from time to time, if and when the effective interest rate on the Obligations otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum amount permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Should the maximum amount permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all Obligations regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum amount permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the Obligations regardless if resulting from an advance of the Loan made after the effective date of such decrease.

                  8.12 Without limiting the generality of any other provision in the Documents, in the event it becomes necessary for either Lender or Borrower to employ legal counsel or to bring an action at law or other proceeding to enforce any of the terms, covenants, or conditions of the Documents, the prevailing party in any such action or proceeding shall be entitled to recover its costs and expenses incurred, including its reasonable attorneys' fees from the other party.

         IX. SPECIAL PROVISIONS

                  9.1 (a) In addition to the Events of Default described in paragraph 7.1, the occurrence of any of the following events or conditions shall constitute an Event of Default under the Documents:

                            (i) Borrower's debt-to-equity ratio at any time exceeds 5.5 to 1 as reflected in its financial statements prepared in accordance with generally accepted accounting principles, the calculation of which excludes any debt incurred in connection with time-share receivables financing;

                            (ii) during any fiscal quarter Borrower's marketing and/or selling expenses exceed 50% of its gross sales revenue generated from the sale of Time-Share Estates;

                            (iii) less than 15% of the Association assessments and/or dues is at any time set aside as a reserve for capital improvements, the replacement of capital items and furnishings and contingencies in the Project;

                            (iv) the Annualized Delinquency Percentage on the Instruments assigned to Lender by Borrower exceeds 10%, where "Annualized Delinquency Percentage" means the total number of Instruments assigned to Lender which have been replaced or cancelled since the date of this Agreement plus the number of such Instruments in which installments have become more than 59 days past due, divided by the total number of Instruments assigned to Lender since the date of this Agreement divided by the number of months since the initial Advance multiplied by 12; or

                            (v) an Event of Default as described in paragraph
9.2(b) exists.

                      (b) The annual financial statements of Borrower required under paragraph 6.11(c) shall be accompanied by a certificate signed by a venturer of Borrower substantially in the form of Exhibit 8 certifying that no Event of Default has occurred under any of items (i)-(iv) of paragraph 9.1(a) hereof, and setting forth in reasonable detail the calculations upon which the certification is based.

                  9.2 (a) Lender and Borrower entered into a Purchase Agreement dated as of October 23, 1987, as amended by instruments dated June 10, 1988 and December 16, 1988 ("Purchase Agreement"), under which Lender has committed to purchase receivables from Borrower at an aggregate price not to exceed $15,000,000, subject to the terms and conditions of the Purchase Agreement. Lender and Borrower also entered into a Loan and Security Agreement dated as of October 31, 1989 ("1989 Loan Agreement") under which Lender committed to make a revolving line of credit loan to Borrower in a maximum principal amount outstanding at any time not to exceed $10,000,000, subject to the terms and conditions of the 1989 Loan Agreement.

                  (b) An Event of Default under the Documents shall constitute an "Event of Default" as that term is defined in the Purchase Agreement and the 1989 Loan Agreement; and an "Event of Default" as that term is defined in the Purchase Agreement or the 1989 Loan Agreement shall constitute an Event of Default under this Agreement.

                  (c) Without limiting the generality of any other provision of this Agreement, the Security Interest granted by Borrower and all other security for the Performance of the Obligations secures Performance of Borrower's Obligations now or hereafter existing under the Purchase Agreement and the 1989 Loan Agreement and all other documents now or hereafter executed in connection with the Purchase Agreement or the 1989 Loan Agreement and the transactions contemplated thereby ("Other Financings Obligations"); and all Borrower's Obligations under the Documents are and shall at all times be secured by all the security for the Performance of the Other Financings Obligations. In this regard, as a condition precedent to the making of the initial Advance, Borrower shall have caused that Credit Line Deed of Trust executed by Borrower for the benefit of Lender, dated October 23, 1987, as amended by instruments dated June 10, 1988, December 16, 1988 and October 31, 1989 ("Greyhound Deed of Trust") (all of which have been recorded in the Clerk's Office of the City of Williamsburg, and James City County, Virginia) ("Clerk's Office") and securing the Other Financings Obligations to be amended so as also to secure the Obligations under the Documents. The total principal and interest of the Loan and the Other Financing Obligations secured by the Greyhound Deed of Trust shall not exceed $15,000,000.00. The Greyhound Deed of Trust shall encumber the unsold Time-Share Estate inventory in the Project, subject only to the Permitted Encumbrances and other exceptions to title described on Exhibit B to the Third Amendment to the Greyhound Deed of Trust ("Authorized Exceptions"); shall contain a non-disturbance provision protecting the ownership rights of the Purchasers so long as such Purchasers are not in default of the obligations under the Instruments creating such rights; and shall contain a provision for the partial release of Time-Share Estates at no cost to Borrower. The Authorized Exceptions shall include the following monetary liens: Credit Line Second Deed of Trust dated as of June 24, 1985, executed by Williamsburg Vacations, Inc. in favor of Security Pacific Finance Corp. ("Sec Pac"), as assumed by Borrower and amended and restated and recorded in the Clerk's Office; and that certain first Credit Line Deed of Trust dated as of June 10, 1988 executed by Borrower in favor of Crestar Bank ("Crestar") " formerly United Virginia Bank and recorded in the Clerk's Office. As an additional condition precedents to the making of the initial Advance, Borrower shall have delivered to Lender a subordination agreement with respect to the deed of trust held by Berkeley Federal Savings and Loan Association of New Jersey ("Berkeley"); a title policy issued by a title company satisfactory to Lender (or an endorsement to Lawyers Title Insurance Corporation Loan Policy No. 82-02-300729) in form and substance satisfactory to Lender, insuring for Lender a third lien position in the amount of the Loan subject only to the Authorized Exceptions; estoppel letters from Berkeley, Sec Pac and Crestar; and an amendment to the existing Intercreditor Agreement among such institutions and Lender.

                      (d) If an Event of Default exists and Lender is entitled to apply the proceeds of the Receivables Collateral to the Obligations, it shall apply such proceeds first to the Obligations under the Documents, and it may apply any remaining excess of such proceeds to the other Obligations, including, without limitation, the Other Financings Obligations, in such order and manner as it may determine. The proceeds of the Greyhound Deed of Trust may be applied to the Obligations in such order and manner as Lender may determine. The proceeds of any other security for each of the Other Financings Obligations, which is intended to be security primarily for the Other Financings Obligations, shall be first applied to the Other Financings Obligations and then to the other Obligations in such order and manner as Lender may determine.

                  9.3 As additional conditions precedent to the making of the first Advance, Lender shall have received evidence satisfactory to it (which may include non-disturbance agreements binding existing lienholders) that each purchaser of a Time-Share Estate has a right, which cannot be disturbed by any third party, to use the amenities which are part of the Project so long as the Purchaser is not in default of its obligations to pay the purchase price of its Time-Share Estate, to pay the normal assessments to the Project owner's association and to comply with reasonable covenants, conditions and restrictions with respect to the use of such amenities.

                  9.4 All Impositions imposed upon Lender by reason of the Documents or Instruments shall be promptly paid by Borrower. Lender may, however, at its option, pay the same, and Borrower, within five days from the date of demand by Lender, shall immediately reimburse Lender for such sums so expended, together with interest at the Overdue Rate. AS used in this paragraph, "Impositions" means any and all taxes (other than any tax measured by net income payable by Borrower to the Commonwealth of Virginia or any political subdivision thereof or to any State of the United States or political subdivision thereof or to the United States under Section 11 or 1201 of the Internal Revenue Code, as amended, in consequence of the receipt of payments provided for in the Documents), license fees, assessments, charges, fines, penalties, property, privilege, excise, real estate or other taxes currently or hereafter levied or imposed by the Commonwealth of Virginia, the United States of America or any political subdivision of either thereof, upon or in connection with or measured by the Documents or any sale, rental, use, payments, delivery or transfer of title under the terms of the Instruments.

                  9.5 (a) In addition to all other fees required to be in connection with the Loan, Borrower shall pay to Lender a fee ("Custodial Fee") equal to $8.00 per each Instrument which is delivered to Lender in connection with the Loan and for which Lender maintains physical custody. The Custodial Fee for an Instrument shall be paid by Borrower to Lender at the time the Instrument is assigned to Lender. After the Custodial Fee is paid for an Instrument, no fee shall be payable to Lender for any Instrument which is delivered to Lender pursuant to paragraph 3.2 in replacement of an Instrument for which Borrower has paid the Custodial Fee. Furthermore, no Custodial Fee shall be payable by Borrower with respect to an Instrument which is in the physical custody of a third party mutually acceptable to Borrower and Lender. In lieu of the Custodial Fee, Borrower may elect to pay to

Lender a fee in a fixed amount of $5,500. 00 ("In Lieu Fee"). Such election shall be made by delivery of a written notice to Lender Of Borrower's election and payment to Lender of the In Lieu Fee on or before the date the first Custodial Fee payment is due.

         (b) If Borrower has not elected to pay the In Lieu Fee in the manner provided in subparagraph (a), Borrower may demand by written notice ("Custodial Change Notice") to Lender that Lender utilize a third party Custodian ("Custodian") mutually satisfactory to Lender and Borrower to maintain custody of Instruments delivered to Lender in connection with the Loan according to a written arrangement ("Custodial Agreement") mutually satisfactory to Lender and Borrower after Lender's receipt of the Custodial Change Notice. Borrower shall be responsible for all fees of the Custodian, but it shall not be responsible for the payment of any Custodial Fee for an Instrument delivered to Lender after Lender's receipt of the Custodial Change Notice and execution of the Custodial Agreement by Lender, Borrower and Custodian unless and until actual physical custody (other than for purposes of taking some action before return of custody to Custodian or Borrower) of that Instrument is given to Lender. If a Custody Agreement is not entered into by Borrower, Lender and Custodian for any reason, Borrower shall not be relieved of its obligation to pay the Custodial Fee.

                                  SUPPLEMENT 1

1.2   Collection Agent: Central Fidelity Bank, a Virginia banking corporation.
1.12 Guarantors: Kay F. Gow, Robert T. Gow, David E. Legere, Patricia A. Legere, Williamsburg Vacations, Inc., a Virginia corporation, Bush Construction Corporation, a Virginia corporation, and Offsite International, Inc., a Virginia corporation.
1.15  Maturity Date: 120 months from the date of the last Advance.
1.16 Maximum Loan Amount: the lesser of (a) $10,000,000 and (b) a principal amount which when added to (i) the unreturned portion of Lender's investment under the Purchase Agreement, (ii) the principal balance of the loan ("1989 Loan") made under the 1989 Loan Agreement, and (iii) the remaining committed and undisbursed balance of the 1989 Loan equals $32,000,000.
1.19 Opening Prepayment Date: the date three (3) years after the date of the final Advance.
1.24 Project: Powhatan Plantation, 3601 Ironbound Road, State Route 615, Williamsburg (James City County) , Virginia, consisting of Phases I, IIA, IIB, IIB Extended III, V and (subject to amendment of Greyhound's Deed of Trust to include inventory in such phases) subsequent phases.
1.32 Time-Share Estate: an undivided one-fifty-second (1/52) co-tenancy interest in a unit in the Project.
2.3   Uses of Loan: working capital purposes.
3.1   Principal Place of Business/Chief Executive Office: 4029

         Ironbound Road, Williamsburg, VA 23185.
4.1      Date by which Initial Advance Conditions Must Be Satisfied:
                June 1, 1991.
4.3      Frequency: weekly; Minimum Amount: 100,000
4.5      Wire Transfer Instructions:
         Bank Name and Federal Res. No.:  Central Fidelity Bank, 051000253
         Bank Address: 125 Independence Blvd., Virginia Beach, Virginia 23462 Account Name: Wolcott, Rivers, Wheary, Basnight & Kelly, P.C.,
                Williamsburg Vacations, Inc., Special Fiduciary Account.
         Account No.: 090029606
         Attention: Debbie LaVasseur or Susan Brown (804-455-5701)
6.1(a)   Nature of Legal Entity: a joint venture.
         State of Organization:  Virginia.
6.1(b)   State of Usury Representation: Virginia.
6.3(a)   Other Jurisdiction Time-Share Estates Offered for Sale: None.
         Other Jurisdiction Where Time-Share Estates Sold: None.
6.7      Location of Records: 4029 Ironbound Road, Williamsburg, Virginia 23185.
6.16     Fees:  $100,000 Commitment Fee and $10,000 Documentation Fee; $50,000
                of the Commitment Fee and $-O- of the Documentation Fee received; $30,000 of the Commitment Fee and $10,000 of the Documentation Fee to be paid on or before the making of the initial Advance, but in any event no later than December 31, 1990; and the $20,000 balance of the Commitment Fee to be paid in installments after Advances in excess of $8,000,000 in the aggregate have been made, with each installment to be equal to 1.0% of each Advance of Loan funds in excess of $8,000,000 in the aggregate and to be paid when the Advance is paid. (Therefore, the $20,000.00 would be paid in full when Advances of $10,000,000 in the aggregate have been made.) If not sooner paid, the unpaid balance of the Commitment Fee shall be paid to Lender when Borrower would under Item 1.16 of this Supplement I have a right to a Maximum Loan Amount equal to $10,000,000.00, subject to the other terms and conditions of this Agreement. If Lender makes Advances more frequently than once a calendar month, Borrower will pay Lender a disbursement fee (which is in addition to all other fees required herein), at the time of the second and each additional Advance in a calendar month, equal to the greater of $500 or .25% of the amount of the additional Advance.

8.10     State of Alternate Choice of Law: Arizona.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names, personally or by their duly authorized representatives, all as of the 17th day of December, 1990.

POWHATAN ASSOCIATES, a Virginia           GREYHOUND REAL ESTATE FINANCE COMPANY,
       joint venture                      an Arizona corporation, "Lender",

By:   Williamsburg Vacations, Inc.,       By  /s/ JACK FIELDS, III
      a Virginia corporation,                ---------------------------
      a joint venturer
                                             Its Senior Vice President
                                                ------------------------

                                           ATTEST:


      By  /s/ KAY F. GOW                   By /s/
         ---------------------------         ---------------------------
      Its  President                          Attorney
          --------------------------


Address of Borrower:                       Address:

c/o Williamsburg Vacation, Inc.            Greyhound Tower
4029 Ironbound Road                        Mail Station 1001
Williamsburg, VA 23185                     Phoenix, Arizona 85077
Telecopy No. 804-229-8690                  Attn: Manager
                                           Administration,
                                           Real Estate Finance Division
                                           Telecopy No. 602-248-5531

                                  AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         BY THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of July 22, 1992, POWHATAN ASSOCIATES, a Virginia joint venture ("Borrower"), and GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("Lender"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

                            ARTICLE 1 - INTRODUCTION

         1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of December 17, 1990 ("Original Loan Agreement") as amended by letter agreements dated as of May 8, 1992, and June 4, 1992 (collectively "Existing Amendments"; the original Loan Agreement, as amended by the Existing Amendments, "Loan Agreement") relating to a revolving line of credit loan in a maximum principal amount of not to exceed $10,000,000.00 ("Loan").

         1.2 Borrower and Lender wish to amend further the Loan Agreement, among other ways, to change the discount rate applicable to the determination of the borrowing base of certain receivables, to extend the term during which Loan advances may be obtained, to modify the maturity date with respect to the repayment of Loan advances, to cause the Loan advances to be evidenced by different Notes dependent upon when the Loan advances were made, to increase the maximum principal amount of the revolving line of credit loan to $30,000,000.00, to change the conditions upon which receivables delinquencies over 60 days will result in an Event of Default, and to provide certain additional collateral for the Loan, all as more fully set forth below.

                              ARTICLE 2 - AGREEMENT

         2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

         2.2 The Loan Agreement is amended as follows:

             a. Paragraph 1.6 is deleted in its entirety and the following substituted in its place:

                1.6 "Borrowing Base":

                       (a) with respect to an Eligible Instrument allocated to the 1990 Note, an amount equal to the lesser of:

                           (i) 90% of the then unpaid principal balance of the Eligible Instruments; or

                           (ii) 90% of the present value of the contractual cash flow, discounted at the highest of (1) the applicable interest rate under the terms of the 1990 Note, (2) a discount rate equal to Prime on the first day of the month in which the calculation is made plus 2-3/4%, or (3) 16%.

                    (b) with respect to an Eligible Instrument allocated to the 1992 Note, an amount equal to the lesser of:

                           (i) 90% of the then unpaid principal balance of the Eligible Instruments; or

                           (ii) 90% of the present value of the contractual cash flow, discounted at the highest of (1) the applicable interest rate under the terms of the 1992 Note, (2) a discount rate equal to Prime on the first day of the month in which the calculation is made plus 2-1/4%, or (3) 14%.

             b. Paragraph 1.7 is deleted in its entirety and the following substituted in its place:

                1.7 "Borrowing Term": the period commencing on the date hereof and ending on the close of Lender's normal business day on January 11, 1994.

             C. Paragraph 1.15 is deleted in its entirety and the following substituted in its place:

                1.15 "Maturity Date": with respect to the 1990 Note and the 1992 Note, the date specified in Supplement I.

             d. Paragraph 1.17 is deleted in its entirety and the following is substituted in its place:

                1.17 "Note": collectively the 1990 Note and the 1992 Note.

             e. Paragraph 1.20 is deleted in its entirety and the following is substituted in its place:

                1.20 "Overdue Rate": with respect to indebtedness evidenced by the 1992 Note, the meaning given to it in the 1992 Note; otherwise, the meaning given to it in the 1990 Note.

             f. Paragraph 1.23 is deleted in its entirety and the following is substituted in its place:

                1.23 "Prime": the rate of interest publicly announced, from time to time, by Citibank, N.A. , New York, New York ("Citibank"), as the base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers may borrow from Citibank at rates of interest less than such announced prime rate.

             g. The following are added as new paragraphs 1.32, 1.33, 1.34 and 1.35:

                1.32 "1990 Note": the "Promissory Note" in the face amount of $10,000,000 made and delivered by Borrower to Lender and evidencing solely the Advances made prior to July 22, 1992.

                1.33 "1992 Note": the "Promissory Note" in the face amount of $30,000,000 made and delivered by Borrower to Lender and evidencing solely the Advances made from and after July 22, 1992.

                1.34 "Instrument allocated to the 1990 Note": an Instrument against which an Advance evidenced by the 1990 Note was made or, if such Instrument has been directly or indirectly replaced as part of the Receivables Collateral, the replacement Instrument.

                1.35 " Instrument allocated to the 1992 Note": an Instrument against which an Advance evidenced by the 1992 Note was made, or if such Instrument has been directly or indirectly replaced as part of the Receivables Collateral, the replacement Instrument.

             h. Paragraph 2.1 is deleted in its entirety and the following substituted in its place:

                2.1 Subject to the terms and conditions of this Agreement, Lender will from time to time make Advances to Borrower against Eligible Instruments. An Advance shall be made against an Eligible Instrument only once, at the time it is assigned to Lender. The Advance made against an Eligible Instrument shall be in an amount equal to the then Borrowing Base of such Eligible Instrument; provided, however, that the aggregate outstanding principal balance of all Advances shall not exceed the Maximum Loan Amount at any time. No Advances shall be made against Instruments assigned to Lender pursuant to paragraph 3.2.

             i. The first sentence of Paragraph 3.2 is deleted in its entirety and the following is inserted in its place:

             If a previously Eligible Instrument that is part of the Receivables Collateral ceases to qualify as, or is otherwise determined not to be, an Eligible Instrument, then within 30 days after Lender notifies Borrower of such event or Borrower otherwise obtains knowledge of such event, whichever is earlier, Borrower will either
             (i) pay to Lender an amount equal to the Borrowing Base (calculated immediately before its ineligibility) of the ineligible Instrument, together with interest, costs and expenses, attributable to the ineligible Instrument, or (ii) replace such ineligible Instrument with an Eligible Instrument against which an Advance could be made in an amount not less than the Borrowing Base (calculated immediately before its ineligibility) of the ineligible Instrument being replaced.

             j. Paragraph 5.1 is deleted in its entirety and the following substituted in its place:

                5.1 Advances of the Loan made prior to July 22, 1992, shall be evidenced by the 1990 Note. Advances of the Loan made from and after July 22, 1992, shall be evidenced by the 1992 Note. The Loan shall be repaid according to the terms of the Note and such provisions of this Agreement as are applicable. Payments of the Loan and Note shall be made in immediately available funds.

             k. Paragraph 5.2 is deleted in its entirety and the following substituted in its place:

                5.2 Subject to Borrower's rights under paragraph 3.2 to provide replacement Eligible Instruments, if for any reason (a) the outstanding principal balance of the 1990 Note shall exceed at any time the then Borrowing Base of all Eligible Instruments allocated to the 1990 Note or (b) the outstanding principal balance of the 1992 Note shall exceed at any time the then Borrowing Base of all Eligible Instruments allocated to the 1992 Note, Borrower, without notice or demand, will immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

             l. The following is added as an additional sentence at the end of Paragraph 5.5:

                Notwithstanding anything in this paragraph to the contrary with respect to the application of proceeds of its Receivables Collateral to the Note (but subject to Lender's rights under paragraph 7.5), so long as no Event of Default exists, proceeds of Instruments allocated to the 1990 Note shall not be applied to interest and principal owing with respect to the 1992 Note; proceeds of Instruments allocated to the 1992 Note shall not be applied to interest and principal owing with respect to the 1990 Note; Lender will reassign to Borrower the Instrument allocated to the 1990 Note and the related portion of the Receivables Collateral when the 1990 Note has been repaid in full; and Lender will reassign to Borrower the Instruments allocated to the 1992 Note and the related portions of the Receivables Collateral when the 1992 Note has been paid in full.

             m. Subparagraph (a) of Paragraph 7.1 is deleted in its entirety and the following is substituted in its place:

                (a) Lender fails to receive from Borrower when due and payable
                (i) any amount that Borrower is obliged to pay on the 1990 Note or the 1992 Note or (ii) any other payment due under the Documents; and such failure shall continue for 5 business days after written notice to Borrower, except for the payment of the final payments due at the respective Maturity Dates of the 1990 Note and the 1992 Note for which no grace period is allowed;

             n. Subparagraph (iv) of Paragraph 9.1(a) is deleted in its entirety and the following is substituted in its place:

                (iv) the Delinquency Percentage on the Instruments assigned to Lender by Borrower exceeds 3% for three (3) consecutive months, where "Delinquency Percentage" means the quotient of the aggregate unpaid principal balance of all Instruments assigned to Lender in which installments have become more than 59 days past due, divided by the monthly average unpaid principal balance of all Instruments assigned to Lender. This Event of Default is cured when the delinquency percentage on the instruments assigned to Lender by Borrower is three percent (3%) or less for 3 consecutive months;

             o. Paragraph 9.2 is amended by adding the following as a new subparagraph (e):

                (e) Notwithstanding anything in any Document or other agreement between Lender and Borrower to the contrary, the sum of (i) the unreturned portion of Lender's investment under the Purchase Agreement, (ii) one-half of the unpaid principal balance of the loan made pursuant to the 1989 Loan Agreement and (iii) the unpaid principal balance of the Loan shall not exceed $30,000,000 at any time.

             p. The first three (3) sentences of paragraph 9.5(a) are deleted in their entirety and the following inserted in their place:

                In addition to all other fees required to be paid in connection with the Loan, Borrower shall pay to Lender a fee ("Custodial Fee") per each Instrument which is delivered to lender in connection with the Loan and for which Lender maintains physical custody, determined as follows:

                           (i) $8.00 per each Instrument delivered to Lender prior to July 22, 1992, other than in connection with an Advance made from and after that date; and

                           (ii) $10.00 per each Instrument delivered to Lender from and after July 22, 1992, or in connection with an Advance made from and after that date.

                The Custodial Fee for an Instrument shall be paid by Borrower to Lender at the time the Instrument is assigned to Lender. After the Custodial Fee is paid for an Instrument, no fee shall be payable to Lender for any Instrument which is delivered to Lender pursuant to paragraph 3.2 in replacement of an Instrument for which Borrower has paid the Custodial Fee.

             q. The following is added as a new Paragraph 9.6:

                9.6(a) Borrower's subsidy of the operations of the Powhatan Plantation Owners' Association in any year shall not exceed the budgeted subsidy for Borrower for such association's 1992 fiscal year, increased for the actual unsold inventory contributions and for any fixed statutory requirements actually paid in such year. If the Borrower's subsidy in any fiscal year of such association exceeds the 1992 fiscal year budgeted subsidy, after increases for actual unsold inventory contributions and for any

                * then Lender will release to Borrower within five (5) business days, and will use its best efforts to release to Borrower within three (3) business days,

                fixed statutory requirements actually paid, by more than 10% of the 1992 budgeted subsidy, Lender shall have the right to withhold payment of the distribution of the excess Loss Reserve (as defined in the Purchase Agreement) to which Borrower is otherwise entitled pursuant to paragraph 3.4(c) of the Purchase Agreement. If Lender withholds payment of the excess Loss Reserve, Lender agrees to review the subsidy situation with Borrower on a semi-annual basis in order to determine if a release of the withheld funds is warranted. If Borrower's subsidy to the Powhatan Plantation Owners' Association for the then current year meet Lender's requirements at the time of the review,* the excess Loss Reserve and any interest accrued thereon If Borrower's subsidy to the Owners' Association is still in excess of Lender's requirements at the time of the review, the subsidy situation will be reviewed again at the next semiannual review. During any period in which the Lender is withholding the excess Loss Reserves, the excess Loss Reserves will continue to earn interest for Borrower in the manner required for the Loss Reserve generally under the terms of the Purchase Agreement.**

                (b) Without limiting the generality of paragraph 9.2, Borrower acknowledges that Lender has a security interest in the Loss Reserve; that such security interest shall continue in the excess Loss Reserve which Lender may hold pursuant to paragraph 9.6(a); by virtue of such security interest, the Loss Reserve (including excess Loss Reserve and interest earned therein) held by Lender shall be security for the Obligations and Other Financing Obligations; and, if an Event of Default exists, Lender may exercise its remedies with respect to the Loss Reserve (including excess Loss Reserve and interest earned therein) held by Lender and apply the proceeds to the Obligations and Other Financing Obligations.

             r. Item 1.15 of Supplement I is deleted in its entirety and the following is substituted in its place:

                1.15 Maturity Date: with respect to the 1990 Note, 120 months from the date of the last Advance evidenced by the 1990 Note; and with respect to the 1992 Note, 120 months from the date of the last Advance evidenced by the 1992 Note.

              **The chief financial officer of the Borrower shall certify to
                Lender the amounts actually paid for unsold inventory and fixed statutory requirements and shall submit such certification to Lender along with the audited financial statements of the Owners' Association submitted within 120 days of fiscal year end.

             s. Item 1. 16 of Supplement I is deleted in its entirety and the following is substituted in its place:

                1.16 Maximum Loan Amount: at the time of determination, a principal amount which when added to (i) the unreturned portion of Lender's investment under the Purchase Agreement and (ii) one-half of the principal balance of the loan made under the 1989 Loan Agreement equals $30,000,000.


         2.3 Borrower will pay to Lender (a) a non-refundable loan commitment fee in the amount of $52,975.00 and (b) a non-refundable documentation fee equal to $5,000.00 ("Fees"). Lender acknowledges receipt of $26,000.00 of the Fees. Borrower will pay $31,975.00 balance of the Fees on or before the making of the first Advance occurring on or after July 22, 1992, but not later than August 15, 1992. Borrower acknowledges that Lender has earned the Fees.

         2.4 Subject to the remaining provisions of this paragraph, Borrower will on demand pay or, at Lender's election, reimburse Lender for all Lender's out-of-pocket expenses in connection with the documentation and closing of this Amendment. Borrower shall have no responsibility for Lender's attorneys' fees incurred in connection with the documentation and closing of this Amendment; however, Borrower will pay or reimburse Lender or Lender's attorneys for all reasonable out-of-pocket expenses of Lender's attorneys incurred in connection with the documentation and closing of this Amendment. Borrower will indemnify, hold harmless and defend Lender, and its officers, directors, employees, agents, affiliates, successors and assigns for, from and against loss, expense, demand and liability arising out of any claim for a broker's fee with respect to the transaction contemplated by this Amendment.

         2.5 Borrower confirms and restates to Lender that as of the date hereof all its representations and warranties set forth in the Loan Agreement, as amended hereby, and the other documents executed by Borrower evidencing, securing or otherwise pertaining to the Loan ("Loan Documents"). Borrower further acknowledges that Lender has performed and is not in default of its obligations under the Loan Documents and that there are no offsets, defenses or counterclaims with respect to any of Borrower's obligations under the Loan Documents.

         2.6 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

         2.7 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied at Borrower's expense:

             (a) Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender it its sole and absolute discretion:

                          (i) a certificate from the venturers of Borrower
                 authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to paragraph 2.6 ("Modification Documents") and (B) the transaction contemplated hereby;

                         (ii) a corporate resolution from each venturer of
                 Borrower authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to paragraph 2.6 ("Modification Documents") and (B) the transaction contemplated hereby;

                          (iii) a corporate resolution from each corporate
                 Guarantor authorizing (A) the execution and delivery of the documents required by this Amendment to be executed by it and
                 (B) the performance of its obligations under those documents;

                          (iv) an "Amendment No. 1 to Note" in form and
                 substance identical to Exhibit A;

                          (v) a "Promissory Note" in form and substance
                 identical to Exhibit B;

                          (vi) a "Consent of Guarantor and Amendment to
                 Guarantee" in form and substantially identical to Exhibit C executed by each Guarantor ("Guarantee Amendment");

                          (vii) the security agreement required pursuant to
                 paragraph 2.2 of the Loan Agreement;

                          (viii) an opinion from counsel to Borrower and each
                 Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender;

                          (ix) an amendment to the Greyhound Deed of Trust
                 providing that it secures the Obligations as modified by this Amendment;

                          (x) a subordination agreement from Berkeley with
                 respect to its deed of trust on the Project, providing that such deed of trust is subordinate to the Greyhound Deed of Trust (as amended to secure the Obligations as modified by this Amendment);

                          (xi) a title policy issued by a title company
                 satisfactory to Lender (or an endorsement to Lawyers Title Insurance Corporation Loan Policy No. 82-02-300729) in form and substance satisfactory to Lender, insuring for Lender a second lien position subject only to the Authorized Exceptions (other than the lien in favor of Crestar, which has been released);

                          (xii) estoppel letters from Berkeley, Sec Pac, Bush
                 Construction Corporation and Off-Site International, Inc.; and

                          (xiii) an amendment to the existing Intercreditor
                 Agreement among Berkeley, Sec Pac, Marine Midland Bank, N.A. and Lender.


             (b) Lender shall have obtained with respect to Borrower and each Guarantor current credit or Dunn and Bradstreet reports, reference checks, and lien, litigation and judgment searches, the results of which must be satisfactory to Lender;

             (c) Lender shall have received evidence satisfactory to it (which may include non-disturbance agreements binding existing lienholders) that each purchaser of a Time-Share Estate has a right, which cannot be disturbed by any third party, to use the amenities which are part of the Project so long as the Purchaser is not in default of its obligations to pay the purchase price of its Time-Share Estate, to pay the normal assessments to the Project owner's association and to comply with reasonable covenants, conditions and restrictions with respect to the use of such amenities; and

             (d) Lender has received the Fees.

         2.8 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

         2.9 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect impaired.

         2.10 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings and agreements between the parties in connection therewith.

         2.11 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

         2.12 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

         2.13 Borrower is by this paragraph notified that the address and telecopy number of Lender for notice purposes is:

             address:      Dial Corporate Center
                           Dial Tower
                           Phoenix, AZ 85077
                           (Attn: General Counsel, Station 1141)
                           Telecopy No.: (602) 207-5036

         2.14 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.

           IN WITNESS WHEREOF this instrument is executed as of the date set forth above.

                                          "BORROWER"


                                          POWHATAN ASSOCIATES, a Virginia joint
                                          venture


                                          By: Williamsburg Vacations, Inc., a
                                              Virginia corporation,
                                              a joint venturer

                                          By: /s/ Kay F. Gow, President
                                             --------------------------------
                                              Kay F. Gow, President

                                          "LENDER"

                                          GREYHOUND REAL ESTATE FINANCE COMPANY
                                          an Arizona corporation


                                          By:  /s/ D. A. LUTTENEGGER
                                             ----------------------------------

                                          Print Name:  D. A. Luttenegger
                                                     --------------------------
                                          Title:   Vice President-Credit
                                                -------------------------------

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         BY THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of April 13, 1993, POWHATAN ASSOCIATES, a Virginia joint venture ("Borrower") and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation, successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation ("Lender"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                            ARTICLE 1 - INTRODUCTION

         1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of December 17, 1990 ("Original Loan Agreement") as amended by letter agreements dated as of May 8, 1992, and June 4, 1992 and an Amendment to Loan and Security Agreement (the "First Amendment") dated as of July 22, 1992 (collectively "Existing Amendments"; and the Original Loan Agreement, as amended by the Existing Amendments, "Loan Agreement") relating to a revolving line of credit loan in a maximum principal amount of not to exceed $30,000,000.00 ("Loan").

         1.2 Borrower and Lender wish to amend further the Loan Agreement, in connection with a Credit Agreement of even date herewith by and between Borrower and Lender (the "Credit Agreement") and certain documents executed in connection therewith (collectively with the Credit Agreement, the "Credit Documents").


                              ARTICLE 2 - AGREEMENT

         2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

         2.2 The Loan Agreement is amended as follows:

             a. Paragraph 1.6 is deleted in its entirety and the following substituted in its place:

                1.6 "Borrowing Base": an amount equal to the lesser of:

                        (a) 90% of the then unpaid principal balance of the Eligible Instruments; or

                        (b) 90% of the present value of the contractual cash flow, discounted at the highest of (i) the applicable interest rate under the terms of the Note, (ii) a discount rate equal to Prime on the first day of the month in which the calculation is made plus 2-1/4%, or
                        (iii) 14%.

             b. Paragraph 1.15 is deleted in its entirety and the following substituted in its place:

                1.15 "Maturity Date": the date specified in Supplement I.

             C. Paragraph 1.17 is deleted in its entirety and the following is substituted in its place:

                1.17 "Note": the "Amended and Restated Promissory Note" in the face amount of $31,000,000 made and delivered by Borrower to Lender, dated April 13, 1993.

             d. Paragraph 1.20 is deleted in its entirety and the following is substituted in its place:

                1.20 "Overdue Rate": the meaning given to it in the Note.

             e. Paragraphs 1.32, 1.33, 1.34 and 1.35 of the First Amendment are deleted in their entirety. Paragraph 1.32 of the Original Loan Agreement is hereby reaffirmed to the extent the First Amendment may have affected such paragraph.

             f. Paragraph 5.1 is deleted in its entirety and the following substituted in its place:

                5.1 The Loan shall be evidenced by the Note, and shall be repaid according to the terms of the Note and such provisions of this Agreement as are applicable. Payments of the Loan and Note shall be made in immediately available funds.

             g. Paragraph 5.2 is deleted in its entirety and the following substituted in its place:

                5.2 Subject to Borrower's rights under paragraph 3.2 to provide replacement Eligible Instruments, if for any reason the outstanding principal balance of the Note shall exceed at any time the then Borrowing Base of all Eligible Instruments, Borrower, without notice or demand, will immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

             h. The last sentence of Paragraph 5.5 is deleted in its entirety.

             i. Subparagraph (a) of Paragraph 7.1 is deleted in its entirety and the following is substituted in its place:

                (a) Lender fails to receive from Borrower when due and payable
                (i) any amount that Borrower is obliged to pay on the Note or
                (ii) any other payment due under the Documents; and such failure shall continue for 5 business days after written notice to Borrower, except for the payment of the final payment due at the Maturity Date for which no grace period is allowed;

             j. The second sentence of Paragraph 9.2(a) is deleted in its entirety and the following is substituted in its place:

                Lender and Borrower have also entered into a Credit Agreement dated as of April 13, 1993 ("Credit Agreement") under which Lender agreed to provide a credit enhancement facility in connection with the offering (as defined in the Credit Agreement), through its issuance of a guaranty in an aggregate amount not to exceed $2,200,000.00 (the "Lender Guaranty").

             k. Paragraphs 9.2(b) and 9.2(c) are amended by deleting each reference to "1989 Loan Agreement" and substituting the following in its place: "Credit Agreement (exclusive of the Lender's Fee obligation thereunder)". Paragraph 9.2(c) is further amended by deleting the last sentence and the next to the last sentence of such paragraph.

             1. Paragraph 9.2(e) is deleted in its entirety and the following is substituted in its place:

                (e) Notwithstanding anything in any Document or other agreement between Lender and Borrower to the contrary, the sum of (i) the unreturned portion of Lender's investment under the Purchase Agreement, (ii) the amount Lender is obligated to pay and/or has paid (without reimbursement by Borrower) under the Lender Guaranty at the tine of measurement and (iii) the unpaid principal balance of the Loan, shall not exceed $31,000,000 at any time.

             m. The following is added as a new Paragraph 9.7:

                9.7(a) one-half (50.0%) of the amount of the Loss Reserve (as defined in paragraph 3.3 of the Purchase Agreement) which would otherwise be payable to Borrower during 1993 shall be retained in a reserve account by Lender and shall continue to serve as collateral for Borrower's obligations under the Purchase Agreement; provided, however, that Lender shall release 100% of all such retained reserves at such time as borrowings under the Loan, as modified (originating from and after February 1, 1993), reach a level equal to the amount paid by Borrower to release the Receivables Collateral required by the Credit Agreement (exclusive of any participants' interest therein) and there then exists no Event of Default under the Purchase Agreement.

                (b) Without limiting the generality of paragraph 9.2, Borrower acknowledges that Lender has a security interest in the Loss Reserve; that such security interest shall continue in the excess Loss Reserve which Lender may hold pursuant to paragraph 9.7(a); by virtue of such security interest, the Loss Reserve (including excess Loss Reserve and interest earned therein) held by Lender shall be security for the Obligations and Other Financing Obligations; and, if an Event of Default exists, Lender may exercise its remedies with respect to the Loss Reserve (including excess Loss Reserve and interest earned therein) held by Lender and apply the proceeds to the Obligations and Other Financing obligations.

             n. The following is added as a new paragraph 9.8:

                9.8 Borrower agrees to pay to Lender a non-utilization fee upon the termination of the Borrowing Term under the Loan (i.e. January 11, 1994) equal to 1/2 of 1% (.50%) of the difference between (a) $30,000,000 and (b) the sum of: (i) the original Lender Guaranty amount ($2,200,000), (ii) the outstanding principal amount under the Loan (as modified) as of the date of Closing (as defined in the Credit Agreement) and all borrowing under the Loan from February 1, 1993 through the expiration of the Borrowing Term and (iii) the unreturned portion of Lender's investment under the Purchase Agreement as of the Closing (as defined in the Credit Agreement) ("Non-Utilization Fee");

             o . Item 1.15 of Supplement I is deleted in its entirety and the following is substituted in its place:

                1.15 Maturity Date: 120 months from the date of the last Advance evidenced by the Note.

             p. Item 1.16 of Supplement I is deleted in its entirety and the following is substituted in its place:

                1.16 Maximum Loan Amount: at the time of determination, a principal amount which when added to (i) the unreturned portion of Lender's investment under the Purchase Agreement and (ii) the amount Lender is obligated to pay and/or has paid (without reimbursement by Borrower) under the Lender Guaranty at the time of measurement, equals $31,000,000.

         2.3 Borrower shall pay to Lender a documentation fee of $35,000.00 for Lender's legal fees or expenses for the negotiation, documentation and closing of the Credit Agreement, the Modification Agreement and the documents executed in connection therewith. Borrower previously paid $5,000 to Lender. At Closing, Borrower shall pay an additional $10,000 toward this obligation. The remaining $20,000 shall be paid to Lender in increments of $5,000 each from the next four receivables fundings under the Loan after Closing (as defined in the Credit Agreement), but in no event later than four months following the Closing.

         2.4 Borrower will indemnify, hold harmless and defend Lender, and its officers, directors, employees, agents, affiliates, successors and assigns for, from and against loss, expense, demand and liability arising out of any claim for a broker's fee with respect to the transaction contemplated by this Amendment.

         2.5 Borrower represents, warrants and covenants, with the express understanding that, but for the truth of such representations, warranties and covenants, Lender would not enter into this Amendment, which representations, warranties and covenants shall continue in full force and effect until the final payment, satisfaction and discharge of all obligations of Borrower under the Loan Agreement and certain documents executed in connection therewith (the "Loan Documents"), as modified by the Modification Documents (as defined in paragraph 2.7.c(i)), that:

             2.5.1 Borrower affirms to Lender the accuracy, as of the date hereof, of each and every representation and warranty contained in the Loan Documents made at the time each of the Loan Documents was originally executed and delivered as if such representations and warranties were being made upon Borrower's execution of this Amendment;

             2.5.2 The Loan Documents and the Modification Documents to which Borrower is a party are legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by the effect of bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally, without offsets, counterclaims or defenses which would defeat or otherwise affect the collectibility by Lender of any of Borrower's obligations thereunder and, without offsets, counterclaims and defenses which would defeat or otherwise affect the collectibility by Lender of the obligations of any third party thereunder;

             2.5.3 The execution, delivery and performance by Borrower of the Modification Documents has been (or will be as of the execution thereof by Borrower) duly authorized by all necessary actions and, to the best of its knowledge, will not violate any law or regulation of the United States of America, State of Virginia, or any other governmental authority, of Borrower's organizational documents, or result in the breach of, or require any consent under, any agreement or instrument of any description to which Borrower is a party or by which Borrower or its property may be bound or affected;

             2.5.4 The current principal balance of the Note as of April 13, 1993, is $4,911,179.25 and this balance is true and correct and the Note constitutes legal, valid and binding obligations of Borrower. Borrower acknowledges that these figures are true and correct and that there are no offsets thereto, and no defenses of Borrower to or in connection with the Loan Documents, as modified; and

             2.5.5 Neither Lender nor any of its respective present or former employees, officers, directors or agents, at any time have directed or participated in or attempted to direct or participate in, any of the business dealings of the Borrower in any capacity other than that of a creditor and lender.

         2.6 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

         2.7 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied at Borrower's expense:

             a. Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:

                          (i) a certificate from the venturers of Borrower
             authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to paragraph 2.6 ("Modification Documents") and
             (B) the transaction contemplated hereby;

                          (ii) a copy of all amendments to Borrower's joint
             venture agreement since the last agreement was previously provided to Lender by Borrower;

                          (iii) a corporate resolution from each venturer of
             Borrower authorizing (A) the execution and delivery of the Modification Documents and (B) the transaction contemplated hereby;

                          (iv) a corporate resolution from each corporate
             Guarantor authorizing (A) the execution and delivery of the documents required by this Amendment to be executed by it and (B) the performance of its obligations under those documents;

                          (v) copies of all amendments to the organizational
             documents (including, without limitation, articles and certificates of incorporation and by-laws) from the previous copies of such documents provided to Lender, for each corporate venturer of Borrower and each corporate Guarantor;

                          (vi) an Amended and Restated Promissory Note in the
             original principal amount of $31,000,000;

                          (vii) an "Amended and Restated Guaranty" in form and
             substantially identical to EXHIBIT A (for individual Guarantors) and EXHIBIT B (for corporate Guarantors) executed by each Guarantor ("Amended Guaranty") (also a Credit Document);

                          (viii) an opinion from counsel to Borrower and each
             Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender;

                          (ix) a sixth amendment to the Greyhound Deed of Trust
             providing that it secures the Obligations as modified by this Amendment;

                          (x) a subordination agreement and amendment from
             Berkeley with respect to its deed of trust on the Project;

                          (xi) an unconditional commitment for issuance of a
             title policy issued by a title company satisfactory to Lender (or an endorsement to Lawyers Title Insurance Corporation Loan Policy No. 82-02-300729) in form and substance satisfactory to Lender, insuring for Lender a first lien position;

                          (xii) estoppel letters from Berkeley, Marine Midland
             Bank, N.A., Bush Construction Corporation and Offsite International, Inc.; and

                          (xiii) a second amendment to the existing Amended and
             Restated Intercreditor Agreement among Marine Midland Bank, N.A. and Lender and certain other parties.

             b. Lender has received the fee of $10,000 as required under paragraph 2.3.

             c. All obligations of Borrower under a Loan and Security Agreement dated as of October 31, 1989 (the "1989 Note"), and a promissory note dated December 17, 1990, as amended by an Amendment No. 1 to Note dated July 22, 1992 (the "1990 Note"), shall have been satisfied as required by the terms of the Credit Agreement. Upon such satisfaction, Borrower shall receive the original 1989 Note and the 1990 Note marked "paid".

             d. All of the conditions to closing set forth in the Credit Agreement have been satisfied, and the Offering (as defined in the Credit Agreement) shall have been completed.

         2.8 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

         2.9 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect impaired.

         2.10 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings and agreements between the parties in connection therewith.

         2.11 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

         2.12 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

         2.13 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects. Except as modified, restated or superseded hereby or by the other Modification Documents, all terms and conditions of the Loan Documents shall remain in full force and effect. In the event of any inconsistency, ambiguity or conflict between this Amendment and any other Modification Documents, the terms of this Amendment shall prevail. In the event of any inconsistency, ambiguity or conflict between either this Agreement or the other Modification Documents and any of the Loan Documents, the terms of this Amendment and/or the other Modification Documents, as the case may be, shall prevail.

         IN WITNESS WHEREOF this instrument is executed as of the date set forth above.



                                           "BORROWER"

                                           POWHATAN ASSOCIATES, a Virginia joint
                                           venture

                                           By: Williamsburg Vacations, Inc.,
                                               a Virginia corporation,
                                               a joint venturer


                                               By: /s/ KAY F. GOW, PRESIDENT
                                                  -----------------------------
                                                       Kay F. Gow, President
                                           "LENDER"

                                           GREYHOUND FINANCIAL CORPORATION,
                                           a Delaware corpora


                                           By:      /s/ JACK FIELDS, III
                                              ---------------------------------
                                           Print Name:  Jack Fields, III
                                                      -------------------------
                                           Title:  Senior Vice President
                                                 ------------------------------

                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


        BY THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of March 21, 1994, POWHATAN ASSOCIATES, a Virginia joint venture ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender") (successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation) , for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                            ARTICLE I - INTRODUCTION

        1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of December 17, 1990 ("Original Loan Agreement") as amended by letter agreements dated as of May 8, 1992, and June 4, 1992, an Amendment to Loan and Security Agreement (the "First Amendment") dated as of July 22, 1992, a Second Amendment to Loan and Security Agreement dated April 13, 1993, and a Letter Agreement dated September 15, 1993 ("September 15 Letter Amendment") (collectively "Existing Amendments"; and the Original Loan Agreement, as amended by the Existing Amendments, "Loan Agreement") relating to a revolving line of credit loan in a maximum principal amount not to exceed Thirty-One Million Dollars ($31,000,000) ("Loan").

        1.2 Borrower and Lender wish to amend further the Loan Agreement for purposes of, among other things, increasing the financing available to Borrower thereunder.

                             ARTICLE 2 - AGREEMENT

        2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

        2.2 The Loan Agreement is amended as follows:

                a. Paragraph 1.6 is deleted in its entirety and the following substituted in its place:

        1.6 "Borrowing Base": an amount equal to the lesser of:

                        (a) Ninety percent (90%) of the then unpaid principal
                balance of the Eligible Instruments; or

                        (b) Ninety percent (90%) of the present value of the
                contractual cash flow, discounted at the highest of (i) the applicable interest rate under the terms of the Note, (ii) a discount rate equal to Prime on the first day of the month in which the calculation is made plus two percent (2.0%), or (iii) twelve percent (12%).

                b. Paragraph 1.7 is deleted in its entirety and the following is substituted in its place:

        1.7 "Borrowing Term": shall mean the period commencing on the date of this Agreement and ending on the close of Lender's business day (or, if such is not a normal business day of Lender, on the next business day of Lender) on the earlier of (a) the date which is twenty-four (24) months after the date of the first Advance of the Loan after March 21, 1994, or (b) May 10, 1996.

                c. The following are added as new paragraphs 1.14A, 1.14B, 1.14C and 1.14D immediately after paragraph 1.14:

                1.14A "Loan Segment A Advances" means all Advances which are made prior to March 21, 1994.

                1.14B "Loan Segment A Receivables" means that portion of the Receivables Collateral consisting of all Instruments assigned, endorsed and/or delivered to Lender prior to March 21, 1994, in connection with Advances made prior to that date, all Instruments substituted therefor pursuant to paragraph 3.2, and the other Receivables Collateral pertaining thereto.

                1.14C "Loan Segment B Advances" means Advances which are made on or after March 21, 1994.

                1.14D "Loan Segment B Receivables Collateral" means all Instruments which constitute part of the Receivables Collateral and are assigned, endorsed and/or delivered to Lender on or after March 21, 1994, in connection with Advances made on or after that date, all Instruments substituted therefor pursuant to paragraph 3.2, and other Receivables Collateral pertaining thereto.

                d. paragraph 1.17 is deleted in its entirety and the following is substituted in its place:

                1.17 "Note": the "Amended and Restated Promissory Note" in the face amount of Thirty-One Million Dollars ($31,000,000) made and delivered by Borrower to Lender, dated April 13, 1993, as amended by an Amendment No. 1 to Promissory Note dated March 21, 1994.

                e. Paragraph 1.29 is amended by changing the definition of "Collection Agreement" to read "'Collection Agreement':

        the 'Collection Agreement' or 'Collection Agreements' from time to time made among Borrower, Lender and Collection Agent."

                f. Paragraph 5.2 is deleted in its entirety and the following is substituted in its place:

                5.2 Subject to Borrower's rights under paragraph 3.2 to provide replacement Eligible Instruments, if for any reason either (a) the unpaid principal balance of the Loan Segment A Advances exceeds the Borrowing Base of the Eligible Instruments which are part of Loan Segment A Receivables Collateral or (b) the unpaid principal balance of the Loan Segment B Advances exceeds the Borrowing Base of the Eligible Instruments which are part of the Loan Segment B Receivables Collateral, then Borrower will immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

                g. Paragraph 5.3 is deleted in its entirety and the following is substituted in its place:

                5.3 Except as provided in this paragraph, Borrower will not be entitled to prepay the Loan in whole or in part. Borrower may prepay the Loan Segment A Advances and the Loan Segment B Advances in full, but not in part, at any time prior to the Opening Prepayment Date applicable thereto if (a) Lender fails to approve a written request by Borrower to extend the Borrowing Term or to increase the Maximum Loan Amount, (b) such prepayment is required in good faith by another institutional lender providing additional financing to Borrower, and (c) at the time of the prepayment Borrower pays to Lender a prepayment premium equal to four percent (4%) of the portion of the then unpaid principal balance of the Loan being prepaid pursuant to this sentence. Borrower shall have the option to prepay the Loan Segment A Advances and the Loan Segment B Advances, as the case may be, after the applicable Opening Prepayment Date, if (a) neither an Event of Default nor an act or event that, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, (b) Borrower has paid to Lender all other sums due and payable in connection with the Loan at the time of prepayment of the Loan segment being prepaid, and (c) Borrower has given Lender at least thirty (30) days prior written notice of the prepayment and paid to Lender at the time of prepayment a prepayment premium equal to a percentage, determined as set forth in SCHEDULE A, of the principal amount being prepaid; provided, however, that in no event may Loan Segment B Advances be prepaid pursuant to the terms of this sentence prior to the opening Prepayment Date applicable thereto. If there should occur a casualty to or condemnation of the Project or an acceleration of maturity following an Event of Default and such occurrence results in prepayment of the Loan or if prepayments result from other than voluntary, unsolicited prepayment (including payments received through collection) of the Receivables Collateral, a prepayment premium will be required in the amount specified in SCHEDULE A of the then principal balance of the Loan Segment A Advances and Loan Segment B Advances being prepaid.

                h. Paragraph 5.4(a) is amended by deleting the words "last day" where they appear in the first sentence and inserting the words "the fifteenth (15th) day and the last day (or if such day is not a business day of Collection Agent, on the preceding business day of Collection Agent) and by adding the following additional sentence at the end thereof: "Notwithstanding anything in this Agreement to the contrary, the payments on the Loan Segment A Advances and Loan Segment B Advances shall be collected through separate lockbox arrangements, and the reports required pursuant to this paragraph should be prepared separately with respect to the Loan Segment A Receivables and the Loan Segment B Receivables."

                i. Paragraph 5.5 is amended by inserting the following as a third sentence at the end thereof:

        Notwithstanding anything to the contrary in the first sentence of this paragraph or any other provision of the Documents to the contrary, but subject to Lender's rights under Article VII: (a) before application to accrued and unpaid interest and principal owing with respect to Loan Segment B Advances, proceeds of the principal and interest payments with respect to Loan Segment A Receivables Collateral will be applied first to the interest on and principal of Loan Segment A Advances; and (b) before application to accrued and unpaid interest and principal owing with respect to Loan Segment A Advances, proceeds of the principal and interest payments with respect to Loan Segment B Receivables Collateral will be applied first to interest on and principal of Loan Segment B Advances.

                j. Paragraph 9.2(e) is deleted in its entirety and the following is substituted in its place:

                9.2 (e) Notwithstanding anything in any Document or other agreement between Lender and Borrower to the contrary, the sum of (i) the unreturned portion of Lender's investment under the Purchase Agreement and (ii) the unpaid principal balance of the Loan, shall not exceed Forty Million Dollars ($40,000,000) at any time.

                k. The following is added as a new paragraph 9.9:

                9.9 Borrower will enter into and maintain in full force and effect an agreement (the "Oversight and Agency agreement") with Lender and GFC Portfolio Services, Inc. ("GPSI") which shall provide for oversight and other services to be performed by GPSI with respect to the Receivables Collateral and the servicing obligations of Borrower under the Documents. All fees and charges of GPSI with respect to such services shall be the sole responsibility of Lender.

                1. Item 1.16 of Supplement I is deleted in its entirety and the following is substituted in its place:

                1.16 Maximum Loan Amount: at the time of determination, a principal amount which when added to the unreturned portion of Lender's investment under the Purchase Agreement equals Forty Million Dollars ($40,000,000).

                m. Item 1.19 of Supplement I is deleted in its entirety and the following is substituted in its place:

                1.19 Opening Prepayment Date: with respect to Loan Segment A Advances, the date three (3) years after the date of the last such Advance (which date is acknowledged to be January 11, 1994); and with respect to Loan Segment B Advances, two (2) years after the date of the last Advance.

                n. Schedule A is deleted in its entirety and SCHEDULE A hereto is substituted in its place.

                o. Paragraph (e) of Exhibit 1 is amended to read as follows:

                (e) No payment is more than twenty-nine (29) days delinquent (i.e., overdue more than twenty-nine (29) days past its due date scheduled in the Instrument).

        2.3 Borrower shall pay to Lender a commitment and renewal fee equal to Ninety Thousand Dollars ($90,000) ("Commitment Fee"). Lender acknowledges that Twenty-Five Thousand Dollars ($25,000) of the Commitment Fee has been received, and the Sixty-Five Thousand Dollar ($65,000) balance of the Commitment Fee shall be due and payable upon the making of the first Advance after the date hereof, but not later than April 3, 1994. Borrower shall pay to Lender a documentation fee of Five Thousand Dollars ($5,000) ("Documentation Fee") for Lender's legal fees for the negotiation, documentation and closing of this Amendment and the documents executed in connection therewith, together with all expenses incurred by Lender and its counsel in connection therewith. Such Documentation Fee and expenses shall be paid to Lender upon the making of the first Advance after the date hereof, but in no event later than April 3, 1994.

        2.4 Borrower will indemnify, hold harmless and defend Lender, and its officers, directors, employees, agents, affiliates, successors and assigns for, from and against loss, expense, demand and liability arising out of any claim for a broker's fee with respect to the transaction contemplated by this Amendment.

        2.5 Borrower represents, warrants and covenants, with the express understanding that, but for the truth of such representations, warranties and covenants, Lender would not enter into this Amendment, which representations, warranties and covenants shall continue in full force and effect until the final payment, satisfaction and discharge of all obligations of Borrower under the Loan Agreement and certain documents executed in connection therewith (the "Loan Documents"), as modified by the Modification Documents, that:

                2.5.1 Borrower affirms to Lender the accuracy, as of the date hereof, of each and every representation and warranty contained in the Loan Documents made at the time each of the Loan Documents was originally executed and delivered as if such representations and warranties were being made upon Borrower's execution of this Amendment;

                2.5.2 The Loan Documents and the Modification Documents to which Borrower is a party are legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by the effect of bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally, without offsets, counterclaims or defenses which would defeat or otherwise affect the collectibility by Lender of any of Borrower's obligations thereunder and, without offsets, counterclaims and defenses which would defeat or otherwise affect the collectibility by Lender of the obligations of any third party thereunder;

                2.5.3 The execution, delivery and performance by Borrower of the Modification Documents has been (or will be as of the execution thereof by Borrower) duly authorized by all necessary actions and, to the best of its knowledge, will not violate any law or regulation of the United States of America, State of Virginia, or any other governmental authority, of Borrower's organizational documents, or result in the breach of, or require any consent under, any agreement or instrument of any description to which Borrower is a party or by which Borrower or its property may be bound or affected;

                2.5.4 The principal balance of the Note as of February 28, 1994 (which is the unpaid principal balance of all Loan

        Segment A Advances as of such date), is Fourteen Million Twelve Thousand One Hundred Three Dollars and Thirty-Four Cents ($14,012,103.34), and this balance is true and correct and the Note constitutes legal, valid and binding obligations of Borrower. Borrower acknowledges that these figures are true and correct and that there are no offsets thereto, and no defenses of Borrower to or in connection with the Loan Documents, as modified; and

               2.5.5 Neither Lender nor any of its respective present or former employees, officers, directors or agents, at any time has directed or participated in or attempted to direct or participate in, any of the business dealings of the Borrower in any capacity other than that of a creditor and lender.

        2.6 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

        2.7 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied at Borrower's expense:

                a. ;Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:

                (i)     a certificate from the venturers of Borrower authorizing
                        (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to paragraph 2.6 ("Modification Documents") and (B) the transaction contemplated hereby;

                (ii) a copy of all amendments to Borrower's joint venture agreement since the last agreement was previously provided to Lender by Borrower;

                (iii) a corporate resolution from each venturer of Borrower authorizing (A) the execution and delivery of the Modification Documents and (B) the transaction contemplated hereby;

                (iv) a corporate resolution from each corporate Guarantor authorizing (A) the execution and delivery of the documents required by this Amendment to be executed by it and (B) the performance of its obligations under those documents;

                (v) copies of all amendments to the organizational documents (including, without limitation, articles and certificates of incorporation and by-laws) from the previous copies of such documents provided to Lender, for each corporate venturer of Borrower and each corporate Guarantor;

                (vi)    an "Amendment No. 1 To Promissory Note";

                (vii) a "Consent of Guarantors and Amendment To Guaranty" for individual and corporate Guarantors executed by each Guarantor ("Guaranty Amendment");

                (viii) an Amendment to Collection Agreement pertaining to the Loan Segment A Receivables Collateral and a Collection Agreement pertaining to the Loan Segment B Receivables collateral;

                (ix)    an Oversight and Agency Agreement;

                (x) an opinion from counsel to Borrower and each Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender;

                (xi) a seventh amendment to the Greyhound Deed of Trust providing that it secures the Obligations as modified by this Amendment;

                (xii) a subordination agreement and amendment from Berkeley with respect to its deed of trust on the Project;

                (xiii) an unconditional commitment for issuance of a title policy issued by a title company satisfactory to Lender (or an endorsement to Lawyers Title Insurance Corporation Loan Policy No. 82-02-300729) in form and substance satisfactory to Lender, insuring for Lender a first lien position;

                (xiv) estoppel letters from Berkeley Federal Savings Bank, Marine Midland Bank, N.A., Bush Construction Corporation and Offsite International, Inc.; and

                (xv) a third amendment to (or restatement of) the existing Amended and Restated Intercreditor Agreement among Marine Midland Bank, N.A., Lender and certain other parties.

                b. Lender has received the Sixty-Five Thousand Dollar ($65,000) balance of the Commitment Fee and the entire Documentation Fee.

        2.8 Lender shall have completed a site inspection of the Project on or before May 20, 1994, with Borrower to pay Lender's reasonable expenses incurred in connection therewith. Lender shall have no obligation to make further Advances if such inspection reveals conditions at the Project which Lender reasonably determines materially and adversely impair the value of the Project, the Receivables Collateral, Lender's security under the Greyhound Deed of Trust or the prospects that the Loan will be repaid as provided in the Loan Agreement, as amended hereby.

        2.9 Borrower and Lender agree that the Greyhound Deed of Trust shall be subject and subordinate to any and all working capital or construction financing, in an amount not to exceed Two Million Dollars ($2,000,000), deemed necessary or desirable to Borrower for the continued development or operation of the Project.

        2.10 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

        2.11 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect impaired.

        2.12 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings and agreements between the parties in connection therewith.

        2.13 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

        2.14 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

        2.15 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects. Except as modified, restated or superseded hereby or by the other Modification Documents, all terms and conditions of the Loan Documents shall remain in full force and effect. Borrower acknowledges that the waiver contained in the September 15 Letter Amendment with respect to the disbursement fee provided for in the last sentence of item 6.16 of Supplement I was a one-time waiver limited to the September 1993 Advance described therein. In the event of any inconsistency, ambiguity or conflict between this Amendment and any other Modification Documents, the terms of this Amendment shall prevail. In the event of any inconsistency, ambiguity or conflict between either this Agreement or the other Modification Documents and any of the Loan Documents, the terms of this Amendment and/or the other Modification Documents, as the case may be, shall prevail.

        IN WITNESS WHEREOF this instrument is executed as of the date set forth above.


BORROWER:                               POWHATAN ASSOCIATES, a Virginia
                                        joint venture

                                        By:    Williamsburg  Vacations, Inc., a
                                               Virginia corporation, a Virginia
                                               corporation, a joint venturer



                                        By: /s/ KAY F. GOW
                                            ------------------------------------
                                            Kay F. Gow, President


LENDER:                                 GREYHOUND FINANCIAL CORPORATION,
                                        a Delaware corporation



                                        By: /s/ JEFF OWINGS
                                            ------------------------------------
                                            Type/Print Name: Jeff Owings
                                            Title: Vice President

                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


        BY THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of June 29, 1994, POWHATAN ASSOCIATES, a Virginia joint venture ("BORROWER"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender") (successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                            ARTICLE 1 - INTRODUCTION

        1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of December 17, 1990 ("Original Loan Agreement") as amended by letter agreements dated as of May 8, 1992, and June 4, 1992, an Amendment to Loan and Security Agreement dated as of July 22, 1992, a Second Amendment to Loan and Security Agreement dated April 13, 1993, a Letter Agreement dated September 15, 1993, and a Third Amendment to Loan and Security Agreement dated as of March 21, 1994 (collectively, "Existing Amendments"; and the Original Loan Agreement, as amended by the Existing Amendments, "Loan Agreement") relating to a revolving line of credit loan in a maximum principal amount not to exceed Forty Million Dollars ($40,000,000) ("Loan").

        1.2 Borrower and Lender wish to amend further the Loan Agreement for purposes of, among other things, allowing for availability advances under certain circumstances, changing the terms of repayment of the Loan, and releasing certain guarantors.

                              ARTICLE 2 - AGREEMENT

        2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

        2.2 The Loan Agreement is amended as follows:

                a. Paragraphs 1.14A, 1.14B, 1.14C and 1.14D are deleted in their entirety and the following paragraphs are substituted in their place:

                1.14A "Loan Segment A Advances" means all Advances which are made against the Loan Segment A Receivables Collateral.

                1.14B "Loan Segment A Receivables Collateral" means (a) that portion of the Receivables Collateral consisting of all Instruments assigned, endorsed and/or delivered to Lender prior to March 21, 1994, in connection with Advances made prior to that date; (b) that portion of the Receivables Collateral consisting of Instruments which were originally sold by Borrower under the terms of the Purchase Agreement (as defined in paragraph 9.4) and have been repurchased by Borrower from Lender pursuant to the terms of that letter agreement dated as of June 29, 1994, between Lender and Borrower; (c) all Instruments substituted for the Instruments described in items
(a) and (b) above pursuant to paragraph 3.2; and (d) the other Receivables Collateral not consisting of Instruments pertaining exclusively thereto.

        1.14C "Loan Segment B Advances" means Advances which are made against the Loan Segment B Receivables Collateral.

        1.14D "Loan Segment B Receivables Collateral" means all Instruments and other collateral which constitute part of the Receivables Collateral and are not part of the Loan Segment A Receivables Collateral.

        b. Paragraph 1.17 is deleted in its entirety and the following is substituted in its place:

        1.17 "Note": the "Amended and Restated Promissory Note" in the face amount of Forty Million Dollars ($40,000,000) made and delivered by Borrower to Lender, dated April 13, 1993, as amended by an Amendment No. 1 to Promissory Note dated March 21, 1994, and an Amendment No. 2 to Promissory Note dated as of June 29, 1994.

        c. Paragraph 9.8 is amended by adding the following sentence at the end thereof:

        "The fee payable pursuant to this paragraph shall be a one-time fee payable only upon expiration of the Borrowing Term as in effect on April 14, 1993, and shall not be payable again upon the expiration of any extension of such Borrowing Term."

        d. The following are added as new paragraphs 9.10 and 9.11:

        "9.10 Notwithstanding anything in paragraph 2-1 to the contrary, during the Borrowing Term Borrower shall be entitled to Availability Advances against Loan Segment A Receivables Collateral (but not Loan Segment B Receivables Collateral). Borrower shall pay to Lender at time of each Availability Advance a fee equal to 1.0% of the amount of such Availability Advance. The term "Availability Advance" means an Advance made against an Eligible Instrument after the first Advance made against such Instrument; provided that neither any readvance of Refundable Segment A Proceeds pursuant to paragraph 9.11 nor the substitution of an Eligible Instrument for an ineligible Instrument pursuant to paragraph 3.2 shall be deemed to be an Availability Advance for purposes of this paragraph 9. 10, but the first and every subsequent Advance against such substituted Eligible Instrument shall be deemed to be an Availability Advance."

        "9.11 Notwithstanding anything in the Loan Agreement to the contrary and regardless of whether the Borrowing Term has expired, but subject to the provisions of this paragraph, Lender shall re-advance to Borrower each month a portion ("Refundable Segment A Proceeds") of the proceeds of the Loan Segment A Receivables Collateral which were received by Lender during the preceding month if, but only if, the following conditions precedent are satisfied at the time of, and after giving effect to, such refund:

                (a) neither an Event of Default nor any act or event which after notice and/or lapse of time would constitute an Event of Default has occurred and is continuing;

                (b) the proceeds have not resulted from a casualty or condemnation; and

                (c) Lender has received (i) a written request for the re-advance, (ii) the reports for the preceding month required pursuant to paragraph 5.3, and (iii) a certificate signed by Borrower setting forth the amount of the Refundable Segment A Proceeds available to be readvanced to Borrower and the calculation of that amount, setting forth the amount requested to be re-advanced, and certifying that all conditions precedent to the refund are satisfied.

The Refundable Segment A Proceeds which Lender is required to re-advance in any month shall be determined according to the following schedule based upon the LTVR at the end of the preceding month:

                (a)     if the LTVR is greater than 80%, none;

                (b) if the LTVR is 80% or less but greater than 70%, up to 30% of the excess at the end of the preceding month of
                        (i) 80% of the then unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2) which are part of the Loan Segment A Receivables Collateral over (ii) the then unpaid principal balance of the Loan Segment A Advances;

                (c) if the LTVR is 70% or less but greater than 60%, up to 40% of the excess at the end of the preceding month of (i) 70.% of the then unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2) which are part of the Loan Segment A Receivables Collateral over (ii) the then unpaid principal balance of the Loan Segment A Advances; and

                (d) if the LTVR is 60% or less, up to 50% of the excess at the end of the preceding month of (i) 60% of the then unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2) which are part of the Loan Segment A Receivables Collateral over (ii) the then unpaid principal balance of the Loan Segment A Advances.

        As used in this paragraph, when determining the Refundable Segment A Proceeds, the term "LTVR" shall mean the then ratio, expressed as a percentage, of the unpaid principal balance of the Loan Segment A Advances to the unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2) which are part of Loan Segment A Receivables Collateral. The Refundable Segment A Proceeds shall be re-advanced by Lender to Borrower by wire transfer within three (3) business days after Lender receives the information required pursuant to the first sentence of this paragraph and the amount re-advanced shall be deemed a Loan Segment A Advance. Without limiting the generality of any other provision of this Agreement, Lender shall be entitled to charge its reasonable and customary fee in connection with each wire transfer of Refundable Segment A Proceeds, which currently is Twenty-Five Dollars ($25.00).

                   e. Item 1.12 of Supplement I is deleted in its entirety and the following is substituted in its place:

                   1.12 Guarantors: Williamsburg Vacations, Inc., a Virginia corporation, Bush Construction Corporation, a Virginia corporation, and Offsite International, Inc.

                   f. Item 1.19 of Supplement I is deleted in its entirety and the following is substituted in its place:

                   1.19 Opening Prepayment Date. with respect to Loan Segment A Advances, February 1, 1996; and with respect to Loan Segment B Advances, two (2) years after the date of the last Advance.

            g. Schedule A is deleted in its entirety and Schedule A hereto is substituted in its place.

        2.3 Borrower shall pay to Lender a documentation fee of Four Thousand Dollars ($4,000) ("Documentation Fee") for Lender's legal fees for the negotiation, documentation and closing of this Amendment and the documents executed in connection therewith, together with all reasonable expenses incurred by Lender and its counsel in connection therewith. Such Documentation Fee and expenses shall be paid to Lender upon the execution of this Amendment, but in no event later than June 29, 1994.

        2.4 Borrower will indemnify, hold harmless and defend Lender, and its officers, directors, employees, agents, affiliates, successors and assigns for, from and against loss, expense, demand and liability arising out of any claim for a broker's fee with respect to the transaction contemplated by this Amendment.

        2.5 Borrower represents, warrants and covenants, with the express understanding that, but for the truth of such representations, warranties and covenants, Lender would not enter into this Amendment, which representations, warranties and covenants shall continue in full force and effect until the final payment, satisfaction and discharge of all obligations of Borrower under the Loan Agreement and certain documents executed in connection therewith (the "Loan Documents"), as modified by the Modification Documents, that:

                2.5.1 Borrower affirms to Lender the accuracy, as of the date hereof, of each and every representation and warranty contained in the Loan Documents made at the time each of the Loan Documents was originally executed and delivered as if such representations and warranties were being made upon Borrower's execution of this Amendment;

                2.5.2 The Loan Documents and the Modification Documents to which Borrower is a party are legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by the effect of bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally, without offsets, counterclaims or defenses which would defeat or otherwise affect the collectibility by Lender of any of Borrower's obligations thereunder and, without offsets, counterclaims and defenses which would defeat or otherwise affect the collectibility by Lender of the obligations of any third party thereunder;

                2.5.3 The execution, delivery and performance by Borrower of the Modification Documents have been (or will be as of the execution thereof by Borrower) duly authorized by al1 necessary actions and,, to the best of its knowledge, will not violate any law or regulation of the United States of America, State of Virginia, or any other governmental authority, of Borrower's organizational documents, or result in the breach of, or require any consent under, any agreement or instrument of any description to which Borrower is a party or by which Borrower or its property may be bound or affected;

               2.5.4 Borrower acknowledges that there are no offsets thereto, and no defenses of Borrower to or in connection with the Loan Documents, as modified; and

               2.5.5 Neither Lender nor any of its respective present or former employees, officers, directors or agents, at any time has directed or participated in or attempted to direct or participate in, any of the business dealings of the Borrower in any capacity other than that of a creditor and lender.

               2.6 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

               2.7 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied at Borrower's expense:

                a. Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:

                        (i) a certificate from the venturers of Borrower authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to paragraph 2.6 ("Modification Documents") and (B) the transaction contemplated hereby;

                        (ii) a copy of all amendments to Borrower's joint venture agreement since the last agreement was previously provided to Lender by Borrower;

                        (iii) a corporate resolution from each venturer of Borrower authorizing (A) the execution and delivery of the Modification Documents and (B) the transaction contemplated hereby;

                        (iv) a corporate resolution from each corporate Guarantor authorizing (A) the execution and delivery of the documents required by this Amendment to be executed by it and (B) the performance of its obligations under those documents;

                        (v) copies of all amendments to the organizational documents (including, without limitation, articles and certificates of incorporation and by-laws) from the previous copies of such documents provided to Lender, for each corporate venturer of Borrower and each corporate Guarantor;

                        (vi)    an "Amendment No. 2 To Promissory Note";

                        (vii) a "Consent of Guarantors and Amendment To Guaranty" for the corporate Guarantors executed by each such Guarantor ("Guaranty Amendment");

                        (viii) an opinion from counsel to Borrower and each corporate Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender;

                b. Lender has received the entire Documentation Fee; and

                c. Borrower has repurchased from Lender all of the Instruments owned by Lender pursuant to the Purchase Agreement.

        2.8 Any obligations of Borrower under the Loan Agreement with respect to the Purchase Agreement (including, without limitation, maintenance of the Loss Reserve) and the liability of Robert T. Gow and Kay F. Gow and David E. Legere and Patricia Legere under the Guarantees executed by them shall terminate when this Amendment becomes binding upon Lender, at which time Lender shall deliver to such individuals their respective Guarantees.

        2.9 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

        2.10 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect impaired.

        2.11 This Amendment Constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings and agreements between the parties in connection therewith.

        2.12 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

        2.13 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

        2.14 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects. Except as modified, restated or superseded hereby or by the other Modification Documents, all terms and conditions of the Loan Documents shall remain in full force and effect. In the event of any inconsistency, ambiguity or conflict between this Amendment and any other Modification Documents, the terms of this Amendment shall prevail. In the event of any inconsistency, ambiguity or conflict between either this Amendment or the other Modification Documents and any of the Loan Documents, the terms of this Amendment and/or the other Modification Documents, as the case may be, shall prevail.

        IN WITNESS WHEREOF, this instrument is executed as of the date set forth above.


        BORROWER:                       POWHATAN ASSOCIATES, a Virginia
                                        joint venture

                                        By: Williamsburg Vacations, Inc.,
                                            a Virginia corporation, a
                                            joint venturer



                                        By: /s/ KAY F. GOW
                                            ------------------------------------
                                            Kay F. Gow, President


        LENDER:                         GREYHOUND FINANCIAL CORPORATION, a
                                        Delaware corporation


                                        By:  /s/
                                           -------------------------------------
                                        Type/Print Name:
                                                        ------------------------
                                            Title:
                                                  ------------------------------

                               FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        BY THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of August 21, 1995, POWHATAN ASSOCIATES, a Virginia joint venture ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") (formerly Greyhound Financial Corporation and successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation) , for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                             ARTICLE 1 INTRODUCTION

        1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of December 17, 1990 ("Original Loan Agreement") as amended by letter agreements dated as of May 8, 1992, and June 4, 1992, an Amendment to Loan and Security Agreement dated as of July 22, 1992, a Second Amendment to Loan And Security Agreement dated April 13, 1993, a Letter Agreement dated September 15, 1990, a Third Amendment to Loan and Security Agreement dated as of March 21, 1994, and a Fourth Amendment to Loan and Security Agreement dated as of June 29, 1994 (collectively, "Existing Amendments; and the Original Loan Agreement, as amended by the Existing Amendments, "Loan Agreement") relating to a revolving line of credit loan in a maximum principal amount not to exceed Forty Million Dollars ($40,000,000) ("Loan").

        1.2 Borrower and Lender wish to amend further the Loan Agreement for purposes of, among other things, allowing for availability advances under certain circumstances.

                              ARTICLE 1 - AGREEMENT

        2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

        2.2 The Loan Agreement is amended by deleting paragraphs 9.10 and 9.11 and inserting the following in their place:

        9.10 Notwithstanding anything in paragraph 2.1 to the contrary, during the Borrowing Term Borrower shall be entitled to Availability Advances against the Receivables Collateral. Borrower shall pay to Lender at time of each Availability Advance a fee equal to 1.0% of the amount of such Availability Advance. The term "Availability Advance" means an Advance made against an Eligible Instrument after the first Advance made against such Instrument; provided that neither any readvance of Refundable Receivables Collateral Proceeds pursuant to paragraph 9.11 nor the substitution of an Eligible Instrument for an ineligible Instrument pursuant to paragraph 3.2 shall be deemed to be an Availability Advance for purposes of this paragraph 9.10, but the first and every subsequent Advance against such substituted Eligible Instrument shall be deemed to be an Availability Advance."

      9.11 Notwithstanding anything in the Loan Agreement to the contrary, and regardless of whether the Borrowing Term has expired, but subject to the provisions of this paragraph, Lender shall readvance to Borrower each month a portion ("Refundable Receivables Collateral Proceeds") of the proceeds of the Receivables Collateral which were received by Lender during the preceding month if, but only if, the following conditions precedent are satisfied at the time of, and after giving effect to, such refund:

        (a) neither an Event of Default nor any act or event which after notice and/or lapse of time would constitute an Event of Default has occurred and is continuing;

        (b) the proceeds have not resulted from a casualty or condemnation; and

        (c) Lender has received (i) a written request for the readvance, (ii) the reports for the preceding month required pursuant paragraph 5.3, and (iii) a certificate signed by Borrower setting forth the amount of the Refundable Receivables Collateral Proceeds available to be readvanced to Borrower and the calculation of that amount, setting forth the amount requested to be re-advanced, and certifying that all conditions precedent to the refund are satisfied.

        The Refundable Receivables Collateral Proceeds which Lender is required to re-advance in any month shall be determined according to the following schedule based upon the LTVR at the end of the preceding month:

        (a)     if the LTVR is greater than 80%, none;

        (b) if the LTVR is 80% or less but greater than 70%, up to 30% of the excess at the end of the preceding month of (i) 80% of the then unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3. 2) over (ii) the then unpaid principal balance of the Loan;

        (c) if the LTVR is 70% or less but greater than 60%, up to 40% of the excess at the end of the preceding month of (i) 70% of the then unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2) over (ii) the then unpaid principal balance of the Loan; and

        (d) if the LTVR is 60% or less, up to 50% of the excess at the end of the preceding month of (i) 60% of the then unpaid principal balance of all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2) over (ii) the then unpaid principal balance of the Loan.

                balance of the Loan.

As used in this paragraph, when determining the Refundable Receivables Collateral Proceeds, the term "LTVR" shall mean the then ratio, expressed as a percentage, of the unpaid principal balance of the Loan to the unpaid principal balance all Eligible Instruments (including Eligible Instruments substituted pursuant to paragraph 3.2). The Refundable Receivables Collateral Proceeds shall be re-advanced by Lender to Borrower by wire transfer within three (3) business days after Lender receives the information required pursuant to the first sentence of this paragraph and the amount re-advanced shall be deemed an Advance. Without limiting the generality of any other provision of this Agreement, Lender shall be entitled to charge its reasonable and customary fee in connection with each wire transfer of Refundable Receivables Collateral Proceeds, which currently is Twenty-Five Dollars ($25.00).

        2.3 Borrower will indemnify, hold harmless and defend Lender, and its officers, directors, employees, agents, affiliates, successors and assigns for, from and against loss, expense, demand and liability arising out of any claim for a broker's fee with respect to the transaction contemplated by this Amendment.

        2.4 Borrower represents, warrants and covenants, with the express understanding that, but for the truth of such representations, warranties and covenants, Lender would not enter into this Amendment, which representations, warranties and covenants shall continue in full force and effect until the final payment, satisfaction and discharge of all obligations of Borrower under the Loan Agreement and certain documents executed in connection therewith (the "Loan Documents"), as modified by the Modification Documents, that:

                2.4.1 Borrower affirms to Lender the accuracy, as of the date hereof, of each and every representation and warranty contained in the Loan Documents made at the time each of the Loan Documents was originally executed and delivered as if such representations and warranties were being made upon Borrower's execution of this Amendment;

                2.4.2 The Loan Documents and the Modification Documents to which Borrower is a party are legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by the effect of bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally, without offsets, counterclaims or defenses which would defeat or otherwise affect the collectibility by Lender of any of Borrower's obligations thereunder and, without offsets, counterclaims and defenses which would defeat - or otherwise affect the collectibility by Lender of the obligations of any third party thereunder;

                2.4.3 The execution, delivery and performance by Borrower of the Modification Documents have been (or will be as of the execution thereof by Borrower) duly authorized by all necessary actions and, to the best of its knowledge, will not violate any law or regulation of the United States of America, State of Virginia, or any other governmental authority, of Borrower's organizational documents, or result in the breach of, or require any consent under, any agreement or instrument of any description to which Borrower is a party or by which Borrower or its property may be bound or affected;

                2.4.4 Borrower acknowledges that there are no offsets thereto, and no defenses of Borrower to or in connection with the Loan Documents, as modified; and

                2.4.5 Neither Lender nor any of its respective present or former employees, officers, directors or agents, at any time has directed or participated in or attempted to direct or participate in, any of the business dealings of the Borrower in any capacity other than that of a creditor and lender.

        2.5 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

        2.6 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied at Borrower's expense:

                Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:

                (i) a certificate from the venturers of Borrower authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to paragraph 2.5 ("Modification Documents") and (B) the transaction contemplated hereby;

                (ii) a copy of all amendments to Borrower's joint venture agreement since the last agreement was previously provided to Lender by Borrower;

                (iii) a corporate resolution from each venturer of Borrower authorizing (A) the execution and delivery of the Modification Documents and (B) the transaction contemplated hereby;

                (iv) a corporate resolution from each corporate Guarantor authorizing (A) the execution and delivery of the documents required by this Amendment to be executed by it and (B) the performance of its obligations under those documents;

                (v) copies of all amendments to the organizational documents (including, without limitation, articles and certificates of incorporation and by-laws) from the previous copies of such documents provided to Lender, for each corporate venturer of Borrower and each corporate Guarantor;

                (vi) a "Consent of Guarantors and Amendment To Guaranty" for the corporate Guarantors executed by each such Guarantor ("Guaranty Amendment");

                (vii) an opinion from counsel to Borrower and each corporate Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender;

        2.7 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties.

        2.8 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provisions) in every other respect and of the remaining provisions) of this Amendment shall not be in any respect impaired.

        2.9 This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior written or oral understandings and agreements between the parties in connection therewith.

        2.10 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

        2.11 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

        2.12 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects. Except as modified, restated or superseded hereby or by the other Modification Documents, all terms and conditions of the Loan Documents shall remain in full force and effect. In the event of any inconsistency, ambiguity or conflict between this Amendment and any other Modification Documents, the terms of this Amendment shall prevail. In the event of any inconsistency, ambiguity or conflict between either this Amendment or the other Modification Documents and any of the Loan Documents, the terms of this Amendment and/or the other Modification Documents, as the case may be, shall prevail.

        IN WITNESS WHEREOF, this instrument is executed as of the date set forth above.

BORROWER:                               POWHATAN ASSOCIATES, a Virginia
                                        joint venture



                                        By:    Williamsburg Vacations, Inc.,
                                               a Virginia corporation, a
                                               joint venturer


                                        By: /s/ KAY F. GOW
                                           -------------------------------------
                                            Kay F. Gow, President

LENDER: FINOVA CAPITAL CORPORATION (formerly Greyhound Financial Corporation), a Delaware corporation



                                        By: /s/ DIANNE M. KATSCHER
                                            ------------------------------------
                                        Type/Print Name: Dianne M. Katscher
                                        Title: Vice President

                               SIXTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


        BY THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of August 22, 1996, POWHATAN ASSOCIATES, a Virginia joint venture ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") (fka Greyhound Financial Corporation and successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                     ARTICLE
                                 I-INTRODUCTION

        1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of December 17, 1990 ("Original Loan Agreement") as amended by letter agreements dated as of May 8, 1992, and June 4, 1992, an Amendment to Loan and Security Agreement dated as of July 22, 1992, a Second Amendment to Loan And Security Agreement dated April 13, 1993, a Letter Agreement dated September 15, 1990, a Third Amendment to Loan and Security Agreement dated as of March 21, 1994, a Fourth Amendment to Loan and Security Agreement dated as of June 29, 1994, a Fifth Amendment to Loan and Security Agreement dated as of August 21, 1995 and a letter agreement dated July 23, 1996 (collectively, "Existing Amendments; and the Original Loan Agreement, as amended by the Existing Amendments, "Loan Agreement") relating to a revolving line of credit loan in a maximum principal amount not to exceed Forty Million Dollars ($40,000,000) ("Loan").

        1.2 Borrower and Lender wish to amend further the Loan Agreement for purposes of extending the term during which Loan advances may be obtained.

                              ARTICLE 2 - AGREEMENT

        2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

        2.2 The Loan Agreement is amended by deleting paragraph 1.7 and inserting the following in its place:

                1.7 "Borrowing Term": the period commencing on the date hereof and ending on the close of Lender's normal business day on August 31, 1998.

        2.3 Borrower will indemnify, hold harmless and defend Lender, and its officers, directors, employees, agents, affiliates, successors and assigns for, from and against loss, expense, demand and liability arising out of any claim for a broker's fee with respect to the transaction contemplated by this Amendment.

        2.4 Borrower represents, warrants and covenants, with the express understanding that, but for the truth of such representations, warranties and covenants, Lender would not enter into this amendment, which representations, warranties and covenants shall continue in full force and effect until the final payment, satisfaction and discharge of all obligations of Borrower under the Loan Agreement and certain documents executed in connection therewith (the "Loan Documents"), as modified by the Modification Documents, that:

             2.4.1 Borrower affirms to Lender the accuracy, as of the date hereof, of each and every representation and warranty contained in the Loan Documents made at the time each of the Loan Documents was originally executed and delivered as if such representations and warranties were being made upon Borrower's execution of this Amendment;

             2.4.2 The Loan Documents and the Modification Documents to which Borrower is a party are legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by the effect of bankruptcy, reorganization and other similar laws affecting the enforcement of creditors' rights generally, without offsets, counterclaims or defenses which would defeat or otherwise affect the collectability by Lender of any of Borrower's obligations thereunder and, without offsets, counterclaims and defenses which would defeat or otherwise affect the collectability by Lender of the obligations of any third party thereunder;

             2.4.3 The execution, delivery and performance by Borrower of the Modification Documents have been (or will be as of the execution thereof by Borrower) duly authorized by all necessary actions and, to the best of its knowledge, will not violate any law or regulation of the United States of America, State of Virginia, or any other governmental authority, of Borrower's organizational documents, or result in the breach of, or require any consent under, any agreement or instrument of any description to which Borrower is a party or by which Borrower or its property may be bound or affected;

             2.4.4 Borrower acknowledges that there are no offsets thereto, and no defenses of Borrower to or in connection with the Loan Documents, as modified; and

             2.4.5 Neither Lender nor any of its respective present or former employees, officers, directors or agents, at any time has directed or participated in or attempted to direct or participate in, any of the business dealings of Borrower in any capacity other than that of a creditor and lender.

      2.5 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

      2.6 Borrower will on demand pay or, at Lender's election, reimburse Lender for all brokers' fees and all Lender's reasonable attorneys' fees, plus such attorney's reasonable out-of-pocket expenses and other out-of-pocket expenses incurred in connection with the documentation and closing of the transaction contemplated by this Amendment. Borrower will pay to Lender a receivables loan renewal fee ("Renewal Fee") in the amount of Thirty Thousand Dollars ($30,000). Borrower shall pay the Renewal Fee upon the first Advance of the Loan on or after the date hereof, but not later than September 30, 1996. Borrower acknowledges that the Renewal Fee was carried and is non-refundable.

        2.7 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied at Borrower's expense not later than September 30, 1996:

             2.7.1 Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:

               (i) a certificate from the venturers of Borrower authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to this Amendment ("Modification Documents") and (B) the transaction contemplated hereby;

               (ii) a copy of all amendments to Borrower's joint venture agreement since the last agreement was previously provided to Lender by Borrower;

               (iii) a corporate resolution from each venturer of Borrower authorizing (A) the execution and delivery of the Modification Documents and (B) the transaction contemplated hereby;

               (iv) a corporate resolution from each corporate Guarantor authorizing (A) the execution and delivery of the documents required by this Amendment to be executed by it and (B) the performance of its obligations under those documents;

               (v) copies of all amendments to the organizational documents (including, without limitation, articles and certificates of incorporation and by-laws) from the previous copies of such documents provided to Lender, for each corporate venturer of Borrower and each corporate Guarantor;

                (vi) this Amendment;

                (vii) an "Eighth Amendment to Credit Line Deed of Trust" executed by Borrower, Lender and Daniel F. Layman, Jr., as Trustee;

                (viii) an Endorsement to the Title Policy No. 82-02-300729;

                (ix) a "Consent of Guarantors and Amendment To Guaranty" for the corporate Guarantors executed by each such Guarantor ("Guaranty Amendment");

                (x) estoppel certificates from Bush Construction Corporation, Offsite International, Inc., Marine Midland Bank and Liberty Bank;

                (xi) an opinion from counsel to Borrower and each corporate Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender; and

                (xii) such other documents and items as Lender may require.

                2.7.2 Lender shall have received the following, the results of which shall be satisfactory to Lender:

                (i) updated lien, litigation, judgment and bankruptcy searches on Borrower, Guarantors and the Project owners association(s); and

                (ii) a certified copy of all changes to the consumer documents and Project governing documents not previously delivered to Lender, together with evidence that the Project is currently registered with the Virginia Real Estate Commission.

                2.7.3 Lender shall have received the Renewal Fee.

                2.7.4 Borrower shall have paid or reimbursed Lender for all Lender's out-of-pocket expenses to the extent then payable pursuant to Paragraph 2.6.

        2.8 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties.

        2.9 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provisions) in every other respect and of the remaining provisions) of this Amendment shall not be in any respect impaired.

        2.10 This Amendment and the Modification Documents constitute the entire agreement and understanding of the parties with respect to the subject matter thereof and supersede all prior written or oral understandings and agreements between the parties in connection therewith,

        2.11 All Schedules and Exhibits referred to herein arc herein incorporated by this reference.

        2.12 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

        2.13 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects. Except as modified, restated or superseded hereby or by the other Modification Documents, all terms and conditions of the Loan Documents shall remain in full force and effect. In the event of any inconsistency, ambiguity or conflict between this Amendment and any other Modification Documents, the terms of this Amendment shall prevail. In the event of any inconsistency, ambiguity or conflict between either this Amendment or the other Modification Documents and any of the Loan Documents, the terms of this Amendment and/or (the other Modification Documents, as the case may be, shall prevail.

        IN WITNESS WHEREOF, this instrument is executed as of the date set forth above.

BORROWER:                               POWHATAN ASSOCIATES, a Virginia
                                        joint venture

                                        BY: Williamsburg Vacations, Inc., a
                                            Virginia corporation,
                                            a joint venturer


                                       By: /s/ KAY F. GOW
                                          --------------------------------------
                                           Kay F. Gow, President

LENDER: FINOVA CAPITAL CORPORATION (formerly Greyhound Financial Corporation), a Delaware corporation


                                       By: /s/
                                          --------------------------------------
                                       Type/Print Name:
                                                       -------------------------
                                       Title:
                                             -----------------------------------